UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07458
                                                    ----------------------------

                            TWEEDY, BROWNE FUND INC.
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               (Exact name of registrant as specified in charter)

                           350 Park Avenue, 9th Floor
                            NEW YORK, NEW YORK 10022
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               (Address of principal executive offices) (Zip code)

                             M. Gervase Rosenberger
                           Tweedy, Browne Company LLC
                           350 Park Avenue, 9th Floor
                               NEW YORK, NY 10022
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                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-916-0600
                                                           -------------

                        Date of fiscal year end: MARCH 31
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                  Date of reporting period: SEPTEMBER 30, 2006
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Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

[GRAPHIC OMITTED]
TWEEDY, BROWNE FUND INC.
LOGO ART

                This booklet consists of two separate documents:

                           INVESTMENT ADVISER'S LETTER
                                 TO SHAREHOLDERS

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                               SEMI-ANNUAL REPORT

                        Tweedy, Browne Global Value Fund
                       Tweedy, Browne American Value Fund

                               SEPTEMBER 30, 2006

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TWEEDY, BROWNE FUND INC.
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INVESTMENT ADVISER'S LETTER TO SHAREHOLDERS ................................  2

SEMI-ANNUAL REPORT ......................................................... 17

   TWEEDY, BROWNE GLOBAL VALUE FUND
      Portfolio of Investments ............................................. 18
      Sector Diversification ............................................... 24
      Portfolio Composition ................................................ 25
      Schedule of Forward Exchange Contracts ............................... 26
      Statement of Assets and Liabilities .................................. 30
      Statement of Operations .............................................. 31
      Statements of Changes in Net Assets .................................. 32
      Financial Highlights ................................................. 33
      Notes to Financial Statements ........................................ 34
      Investment in the Fund by the Investment Adviser
          and Related Parties .............................................. 37

   TWEEDY, BROWNE AMERICAN VALUE FUND
      Portfolio of Investments ............................................. 46
      Portfolio Composition ................................................ 49
      Schedule of Forward Exchange Contracts ............................... 50
      Statement of Assets and Liabilities .................................. 51
      Statement of Operations .............................................. 52
      Statements of Changes in Net Assets .................................. 53
      Financial Highlights ................................................. 54
      Notes to Financial Statements ........................................ 55
      Investment in the Fund by the Investment Adviser
          and Related Parties .............................................. 58

TWEEDY, BROWNE FUND INC.
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TWEEDY, BROWNE GLOBAL VALUE FUND
TWEEDY, BROWNE AMERICAN VALUE FUND

                           INVESTMENT ADVISER'S LETTER
                                 TO SHAREHOLDERS

                               SEPTEMBER 30, 2006

TWEEDY, BROWNE FUND INC.
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INVESTMENT ADVISER'S LETTER

[GRAPHIC OMITTED]
MANAGERS PHOTO

Left to right: Will Browne, Bob Wyckoff, Chris Browne, Tom Shrager and John Spears.


To Our Shareholders:

      We are pleased to present the Investment Adviser's Letter to Shareholders for the Tweedy, Browne Global Value Fund and the Tweedy, Browne American Value Fund for the six months ended September 30, 2006. Investment results* for the past six months, and the last one, three, five and ten years, and results since inception of each Fund are presented in the tables below.

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                                                   MSCI EAFE         MSCI EAFE
PERIOD ENDED             TWEEDY, BROWNE           INDEX(1)(2)       INDEX(1)(2)
SEPTEMBER 30, 2006      GLOBAL VALUE FUND          (IN US $)    (HEDGED TO US $)
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6 Months                         2.70%                 4.65%            1.75%
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1 Year                          14.06                 19.16            19.05
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3 Years                         19.28                 22.32            20.68
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5 Years                         12.48                 14.27             8.93
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10 Years                        12.57                  6.82             7.50
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Since Inception (6/15/93)(3)    12.80                  7.31             7.88
================================================================================


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

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PERIOD ENDED              TWEEDY, BROWNE            S&P
SEPTEMBER 30, 2006      AMERICAN VALUE FUND       500(1)(4)
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6 Months                       5.36%               4.14%
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1 Year                         9.14               10.79
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3 Years                       10.18               12.29
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5 Years                        5.91                6.96
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10 Years                       9.31                8.58
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Since Inception (12/8/93)(3)  10.74               10.53
================================================================================

* THE PRECEDING PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS. TOTAL RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE VISIT WWW.TWEEDY.COM TO OBTAIN PERFORMANCE DATA, WHICH IS CURRENT TO THE MOST RECENT MONTH END. SEE PAGE 14 FOR FOOTNOTES 1 THROUGH 4, WHICH DESCRIBE THE INDICES AND INCEPTION DATES OF THE FUNDS. RESULTS ARE ANNUALIZED FOR ALL PERIODS GREATER THAN ONE YEAR.

     While results over the past six months for the Global Value Fund have not been stellar, our results were better than our relevant benchmark, MSCI EAFE Hedged, and this despite carrying a cash position of more than 10% throughout the period. Although EAFE in US $ did better than its hedged counterpart due to the relative weakness of the US $, a monthly comparison of returns for the two indices shows that the dollar began to strengthen in June. In fact, in June, August and September, the hedged index performed better than the unhedged index. July was a tie.

     In the past six months, domestic stock market indices, with the exception of the NASDAQ, enjoyed positive gains in April, which were then mostly given back in May. Again, except for NASDAQ, May seems to have been the low point. Interestingly, numerous market pundits were issuing warnings in May that the markets were due for a fall. Two articles in the May 21/22, 2006 weekend edition of THE FINANCIAL TIMES trumpeted the headlines, "Warning to investors on risk," and "Echoes of the late eighties crash persist in the markets." Had you heeded such warnings and bailed out of the market, you would have missed a 5.8% rise in the S&P 500 and an 7.1% rise in EAFE Hedged in the months of June through September. Perhaps these market pundits were reacting more to what was going on in commodity markets, which were beginning to turn down. If a money manager gets market calls wrong, you can at least see it in the performance numbers. When a pundit gets it wrong, no one remembers.

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                                       3

     More recently, the primary focus of the pundits seems to be the performance of the Dow Jones Industrial Average, which has, in the past week, regained its previous high and finally cracked 12,000.(5) What all those pundits do not seem to remember as they uncork their champagne bottles is that the much publicized climb back to the DJIA's previous high has taken about six and one-half years. (In fairness, the climb back does not include dividends. If dividends are included, the DJIA passed its previous high months ago.) However, whether it has been six years or six and one-half years is of little import. Either way, it is a heck of a long time to wait to break even.

     While the DJIA is perhaps the most widely watched index of US stocks, whether it is the most representative is another question. The formula is rather arcane and we will demur from trying to explain it. In our opinion, the S&P 500 is a better measure of how US stocks have performed. The S&P 500 is a market capitalization weighted index. The contribution of each individual stock to the overall performance of the index is "weighted" based upon its relative market capitalization. For example, a stock with a $300 billion market cap has 100X the effect on the S&P 500's results than a stock with a $3 billion market cap. Despite the fact that no one other than an index fund would construct a portfolio of stocks with weightings based on market caps, the index is a good measure of how markets overall have performed.

     From March 31, 2000 through September 30, 2006, the S&P 500 shows a CUMULATIVE loss of 0.92%, including dividends. As with the DJIA, investors in an S&P 500 index fund would have been treading water for six and one-half years. As for the "stock market of the future," the NASDAQ Composite is still off a whopping 48.99% cumulatively, for an annually compounded rate of return of MINUS 9.84%.(6) Over the same time period, the cumulative return of our American Value Fund is 47.69% for an annually compounded rate of return of 6.18%.(7) Are we pleased with this result? On an absolute basis, no. On a relative basis, it is not so bad. The S&P 500 has to rise 49% to catch up to us; the NASDAQ has to climb 189% from its current level to catch us.

     International results show a similar pattern but with better absolute performance. Over the same time period, from March '00 to September '06, EAFE in US $ shows a cumulative gain of 22.91% for an annually compounded rate of return of 3.22%. However, the majority of this return was a result of the relative weakness of the US $ over the past few years. EAFE Hedged, which approximates the return in local currency, had a cumulative return of 8.46% for an annually compounded rate of return of 1.26%. It is interesting to note how similar the returns of the S&P 500 are to EAFE Hedged over this time period. This would argue that US and non-US stock-market returns have been fairly well correlated. Over the same time period, our Global Value Fund had a cumulative gain of 73.35%, and an annually compounded rate of return of 8.83%.(7) Again, we find these results disappointing on an absolute basis but are happy to have approximately $50

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                                       4
more for every $100  invested in our Fund than we would  have had  invested   in
EAFE in US $, and almost $65 more than we would have had invested in a hedged index.

     While we do not pay much attention to volatility, a favorite measure of the academics, it can be unnerving on the downside especially if it is protracted. Volatility is typically used to evaluate the "risk" of a fund or other investments by measuring the variability of its returns around its average return. This measure is often compared to that of an index. No one particularly cares about volatility on the upside. For the years 2000, 2001 and 2002, the S&P 500 and both EAFE in US $ and EAFE Hedged experienced three consecutive declines. The last time the popular indexes went through three consecutive down years was in the darkest days of the Great Depression of the 1930s. From 2000 to 2002, the S&P 500 dropped a cumulative 37.6%, EAFE in US $ went down 43.3%, and EAFE Hedged lost 41.6%. Over the same three years, our American Value Fund lost 2.7%, and our Global Value Fund was down 5.9%. We have often said that if you cannot tolerate a loss of 20% in any given year, you should probably not invest in stocks. However, three losing years in a row with cumulative losses between 37% and 43% might even rattle our nerves. From a practical standpoint, if you are invested for the long term and do not need to make regular withdrawals, losses such as the popular averages endured from 2000 to 2002 should not matter. However, if you are making regular withdrawals from your portfolio to fund your retirement, the effect can have much graver consequences. Funds withdrawn in a declining market cannot participate on the upside when a recovery comes.

     Much has been written about the reasonableness of investing in index funds. Various studies have shown that less than 20% of all active money managers can beat either the S&P 500 or EAFE. In addition, to capture the returns of an index fund requires investors to stick with their investments for long periods. By example, the long term rate of return of the S&P 500 for periods covering several decades, is in the range of 10% compounded annually. Using September 30, 2006 as the ending date, the annually compounded rate of return for the S&P 500 exceeded the historic rate of return in the most recent one, two, three and four-year periods. Annually compounded returns for six, seven, eight, nine and ten-year periods ending September 30, 2006 were below the historic average, sometimes significantly below. The average annually compounded rate of return for periods of five through ten years ending September 30, 2006 was only 5.7%. The returns for the past six and seven-year periods were a scant 0.46% and 2.19%, respectively. Even a broad-based exposure to stocks provided by an index fund cannot protect you from bubbles.

     Stock market returns will always be lumpy, as Warren Buffett has said many times. Capturing the long term return from investing in stocks, and maybe a bit more, should be the goal of any investor. Additionally, achieving this goal without unnerving swings should be a secondary goal.

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                                       5

     Our friend, Howard Marks of Oaktree Capital, recently observed in a letter to his clients that every investor would like to have higher than market returns in up markets, and lose less in down markets. This is a great goal, but we are aware of few investors who have achieved it. Howard writes that an endowment or foundation that achieved returns of 15% annually in the last half of the 1990s was disappointed by their relative performance as many other funds were recording gains of 20%+. The same funds may have made 2% annually in the subsequent three years of the bursting of the technology bubble when most funds lost money. They were delighted. People can feel good about making 2% and bad about making 15%.

     After three miserable down years in 2000 through 2002, perceptions of expected returns from long-only equity investment returns changed. To quote Howard Marks:

     The stock market's losses in 2000-02 substantially cooled investors' ardor for equities. Instead of the 9-11% historic rates of return, US stocks now are universally expected to return just 5-7%. Thus, pensions and endowments that need 8% or more to fund their spending needs and keep pace with inflation are looking elsewhere for return.

     This is classic "rearview mirror" investing. The market prognosticators were basing their assumptions on the most recent past experience. Popular indices had declined for three years in a row. However, in the subsequent three years, the S&P 500 advanced almost 50%, EAFE in US $ gained nearly 90%, and EAFE Hedged (which more closely approximates the results of the S&P 500 in terms of the performance of stocks in their reference currency) rose 73%. If only the pundits had made their predictions in March of 2000, they would have been right.

                             ALTERNATIVE INVESTMENTS

     With traditional stock and bond investments no longer viewed as able to provide adequate returns, investors have turned to "alternative investments", which include hedge funds, private equity or buyout funds, venture capital, real estate, emerging markets, and, most recently, commodities. In the old days, which is almost anytime before the year 2000, investors in alternative investments generally demanded significantly higher returns to justify the risk associated with these non-traditional investment strategies. Hedge funds have been around for decades, although the amount of capital they attracted was relatively small until recently. While traditional, long only, stock investments, as measured by the S&P 500, earned returns over time in the range of 9% to 11% per year, hedge fund investors were looking for returns in the range of 20% per year to justify the risk of little or no transparency, illiquidity, and leverage. And a number of hedge fund managers such as George Soros and Julian Robertson delivered those returns for a number of years. However, the amount of money invested in hedge funds in the early years was small

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                                       6
compared to today, perhaps in the tens of billions of dollars versus more than $1 trillion today.

     Raising money for alternative investments was not easy because there was an aversion to new and unproven alternative forms of investment as Howard Marks has observed. Hedge funds were the investment realm of wealthy individuals who could afford to risk a small percentage of their assets in riskier investment vehicles. It was more of a buyer's market in those days. Investors did not have to beg to be allowed to invest in hedge funds, and they were able to negotiate terms favorable to them when it came to fees and lock-up periods.

     When  the  perception  of  returns  from  traditional   investments  turned
decidedly negative following the 2000-2002 bear market, a flood of capital rushed into hedge funds. And the nature of hedge funds changed. Many no longer hold out the promise of returns in the range of 20%, and many do not even try. In an environment where traditional stock investing is estimated to produce lumpy returns of 5% to 7%, investors are happy to earn 9% to 11% in a fairly consistent manner. Investors did not need years of +20% returns if they could avoid years of -20% returns. They were happy with their 9% to 11% returns year in and year out. In fairly short order, the appetite for hedge funds exceeded the supply, with the result that the terms of investment could now be dictated by the manager. In the beginning, hedge fund managers took something on the order of 20% of the annual gains of their funds. If a fund was up 20%, the manager earned 4% and the investor earned 16%. This seemed like a reasonable split of the profits if conventional investing was earning 10%. However, as the demand for hedge funds increased, so did the fees. Hedge fund managers began by adding a flat fee, not dependent on returns, of 1% in addition to 20% of the gain. This increased the managers take to 4.8% on a theoretical 20% gross return (20% - 1% = 19% x 20% = 3.8% plus 1% = 4.8%). The investor still got a respectable 15.2%. More recently hedge fund fees have escalated even further. We recently heard of one new fund that charged 25% of the gain and a 3% management fee. The 25% and 3% fee is a subtle switch on the old fee structure. The manager first got 25% of the gain, and then charged 3% on the balance. In a theoretical up year of 20%, the manager would first get 5% leaving the investor with 15%. Then the manager charges a flat fee of 3% leaving the investor with 12%, or only 60% of the gross return. Where do we sign up? If the gross return before fees is only 10%, the math gets even less attractive: 10% minus 25% of 10% = 7.5% minus 3% = 4.5%. The manager has taken 55% of the gross return in this theoretical example, and is raising money!

     As Howard Marks so clearly states, "The stretch for return has overcome innate caution." Investment returns that would justify a fee structure as outlined above must include an elevated degree of risk. We believe that returns significantly greater than the market overall are earned by one or some combination of three investment principles: good stock selection, leverage

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

and concentration. Good stock selection on a diversified basis can produce returns better than a benchmark, but is unlikely to produce gains that are twice the market return. Concentration, owning a small number of stocks, can produce better returns if you have chosen the right stocks, and leverage can increase returns as long as the market is going in your direction. However, concentration and leverage can also telescope your negative returns if you have made the wrong bets.

     Much of the demand for alternative investments has come from foundations, endowments and pension plans that cannot meet their spending goals with returns in the 5% to 7% range. And unlike the old days when high net worth individuals sought 20% returns to compensate them for the additional risk of non-traditional investments, the institutional entrants into this new world of non-traditional investments have a much lower return expectation, an expectation that we do not believe compensates them for the additional risk these investments entail. Thus, while the tolerance for risk has increased, the demand for a risk adjusted return premium is down. This seems backwards to us.

     Hedge funds are not a discreet investment approach. They come with many different investment strategies. However, they do in general afford the manager a tremendous degree of latitude in deciding where to invest. More often than not, the investor in a hedge fund does not know in what his, her or its money is invested. Hedge fund managers claim to need this element of secrecy so copycats cannot upset their investment strategies. What this lack of transparency may also be hiding is a level of risk far greater than the investors realize. This past September, one fund, Amaranth Advisors, lost two-thirds of its investors' capital, about $6 billion, in just two weeks with some misplaced and highly leveraged bets on natural gas prices. This money is gone; it isn't going to bounce back when the market turns around. Another large hedge fund which was performing below expectations was hit with a surge in redemptions, a surge that it could not accommodate without taking significant losses in certain illiquid investments. In a plea to keep his investors on board, the manager said he was no longer going to spend time marketing for new capital, but would redirect his efforts towards managing the investments of the fund. Funny, we thought that was what a money manager was supposed to do. With the surge in redemption requests, the manager was forced to deny investors their capital until such time as he could complete an orderly liquidation of the fund. The time table for this is more than one year.

     In searching for return, some hedge funds are investing in some very non-traditional areas. They are funding leveraged buyouts, and even movies. In addition, some funds have made highly illiquid investments for which there is no readily quoted market. Rather than take a haircut on the valuation of some of these illiquid investments, the managers place them in what is called a side pocket until such time as they can be sold. The side pocket allows the

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                                       8
managers to continue to take their 20% performance fee on that portion of the portfolio that is readily marketable, free of any need to potentially mark down the value of the illiquid part of the portfolio. Eventually, the illiquid investments will be realized at whatever gain or loss occurs, but in the interim, if there was an intermediate term loss, it will not affect the fund's reported returns or the managers' compensation.

     Picking the right hedge fund is the most important task confronting the investor. While an index of hedge funds may show returns in the desired range of 9%-11%, the dispersion of returns can be from up 50% to down 50% or more. Naturally, every investor believes he or she is choosing the winners among the more than 8,000 hedge funds now in existence. There are many hedge funds with superior returns and honest managers. You just have to find them and hope they are open to new investors. If you do not think you can pick the right funds, you can invest through a hedge fund of funds. The managers of these HFOFs are supposedly professionals who will do the necessary due diligence of a potential fund investment. However, much of Amaranth Advisors' capital came from such funds of funds. The funds of funds also provide a degree of diversification an ordinary investor might not be able to achieve given the high minimum investment that most funds require. But that diversification comes with a cost that can be as high as an additional 1% of assets and 10% of any gains.

     Two other alternative asset classes that have attracted significant institutional capital of late are private equity (which was known as leveraged buyouts or "LBOs" before some celebrated LBOs went bust in 1990), and venture capital. The recent experience in these two asset classes has been pretty good, although longer term returns are so-so. As Howard Marks reports, the typical private equity fund in the period from 1980 to 1997 did just as well as the unleveraged S&P 500. Another report by Welling@Weeden states that for the five-year period from 1987 through 1991, buyout funds produced zero returns. However, with three straight down years from 2000 to 2002 for conventional equity investments, and with buyout funds doing okay during this period, a flood of money poured into them. The track record for venture capital is not dissimilar. Some successful years, and some not so successful years. You don't get a Google every year.

     Private equity used to be a relatively small industry. However, given some recent successes and the perceived subpar returns of conventional investing in public equities, the amount of money flowing into these funds has ballooned. A $15 billion fund now seems to be the standard among the big players in the field. And in many cases, the funds are driving harder bargains with their investors if you can get in. Fees are rising in certain cases, and lock up periods are getting longer. With so much money chasing buyout opportunities, we have to wonder if investors are setting themselves up for a string of disappointments.

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                                       9

     This past year has also seen a sharp run up in the price of most commodities, oil being the most obvious because its price directly affects so much of what we do. In 1999 the price of oil was hovering around $10 per barrel and the price of most other commodities was in the tank. Bill Miller, the highly successful manager of the Legg Mason Value Trust, made some very insightful observations about commodities in a letter he wrote this past April. Miller read a headline in THE FINANCIAL TIMES on April 10, 2006 which said, "Commodity prices set to soar." Bill was somewhat incredulous. By this past April, oil had risen six fold, copper had quadrupled in four years, silver tripled in three years, and sugar and orange juice doubled in two years. Now was the time to buy commodities because they were about to soar? Forget that all the big moves in commodity prices had already occurred, now was the time to allocate more of your capital to this asset class. And, oh yes, commodities are an alternative asset class not tied to the stock market. Consultants can present statistics showing that over long periods of time, like fifty years, commodities produced returns similar to equities, but not correlated to equities. Miller observes that over the past fifty years, the price of commodities oscillated for forty-seven years before running up the past three. Having an asset class that produced nothing more than fluctuations for forty-seven years is no way to get rich. The pay off in commodity investing was a long time in coming.

     As Miller states, the time to buy commodities was five years ago when they were cheap. But no one did. When prices are down, lots of experts can supply reasons why they will stay down, just as they will now supply a host of reasons why they should continue to rise. The time to buy something, or invest in something, is when no else wants it. Today, everyone wants alternative investments: commodities, hedge funds, buyout funds and venture capital funds. Conventional equities like those owned by mutual funds are old hat to the cognescenti.

     Much of the attraction of alternative investments is that they are supposed to produce adequate returns year in and year out, irrespective of what happens to the broader public stock markets. This is what is called non-correlation. Alternative investments are supposed to be immune to the vagaries of the public stock markets. However, no investment can be totally immune from broader economic circumstances. The great run experienced by venture capital funds in the second half of the 1990s was directly related to an ebullient stock market that was willing to absorb all the start-up technology companies that had been incubated in the first half of the 1990s. The returns of venture funds would have been far less without a stock market that was willing to give so many start-up companies, many of which had not yet recorded any profits, such enormous valuations, often driving their stock prices to multiples of their initial offering price on day one. Ditto for buyout funds which could sell almost anything to a stock market awash with cash. Had the public markets not been as accommodating, much of the gains

--------------------------------------------------------------------------------
                                       10
realized by venture and buyout funds would never have occurred. Even hedge funds, which are supposed to benefit from their ability to both buy long and sell short, show results that track the overall markets. Hedge funds tend to do better in up markets than down markets. This is because they are usually net long; i.e., more of their portfolios are long stocks rather than short stocks. Seldom do any make outsize bets on the market's direction. Hence, the term "hedged." Being both long and short should smooth out returns. It is not clear that it also improves returns over the course of a full market cycle.

     Looking back to the 1990s, between 1995 and 1999, the S&P 500 enjoyed an annually compounded rate of return of 28.5%, which is probably unprecedented. There were double digit returns each year. The next three years were all down with a cumulative loss of 37%, which drove a lot of institutional money to alternative investments. However, if you had invested your money in an S&P 500 index fund at the beginning of 1995 and not read a newspaper for eight years, you would find eight years later that your investment had compounded at 10.3%, which is right in the sweet spot of the S&P 500's long term rate of return. International investing, which is very popular today, had a similar run up and down. Between 1995 and 1999, EAFE in US $ compounded at 12.8% for a cumulative gain of 83%. EAFE Hedged compounded at 17.7% for a cumulative return of 126.3%, which means the dollar was actually quite strong throughout that period, a fact that is probably something of a surprise given the general disrepute with which our currency is held today. Our Global Value Fund had almost exactly the same performance as EAFE Hedged from 1995 to 1999. However, between 2000 and 2002, our results were significantly better than either EAFE in US $ or EAFE Hedged. EAFE actually lost more than the S&P 500 over this period despite having risen less between 1995 and 1999. EAFE in US $ dropped 43.3% and EAFE Hedged lost 41.6% while our Global Value Fund declined only 5.8%. Taking the full eight years, EAFE in US $ had an annually compounded rate of return of merely 0.43%, EAFE Hedged compounded at 3.53%, and the Global Value Fund compounded at 10%.(8) As Howard Marks likes to tell his clients, it is OK to do the market return in up markets, even a little less, so long as you can manage declines in down markets.

     A hedge fund might have achieved the same 10% annually compounded rate of return over the same time period with less volatility, but you would have paid advisory fees that were a handsome multiple of what you would have paid to an index fund. If the goal of hedge fund investing is approximately the same as that of an index fund, or a long only fund like ours, over long periods, why bother? At least an index fund does not raise your level of risk through concentration and leverage. We are not aware of an index fund crashing 65% in two weeks like Amaranth Advisors did this past September.

--------------------------------------------------------------------------------
                                       11

     As we have said, returns can be lumpy which is why we advise clients not to invest money they need to spend in the short term. Equity investing is not a pass book savings account. It takes perseverance and the ability to stay in the game in the darkest days.

                         LIGHT AT THE END OF THE TUNNEL

     For longer than we would like, we have talked about the lack of investment opportunities meeting our particular investment criteria. This dearth of investment opportunities led us to close both Funds to new investors on May 4, 2005, nearly one and a half years ago. If we cannot put money to work in stocks we believe hold the promise of adequate return, we cannot make money. After the technology, media and telecommunications bubble burst in March 2000, capital flooded into value stocks, and then mid-cap and small cap stocks, and finally international stocks. These were sectors where we traditionally found many of our best opportunities. The subsequent rise in their share prices, justified or not, eliminated many of our investment opportunities. Today we are a little more optimistic. Despite a rise in the broader market indices, we are turning up some bargains, which encourages us. While the pace of "idea flow" is not a flood, it is much improved. Cash reserves have declined somewhat in both Funds since we last reported.

     Value investors do much better after periods when macro-economic conditions drive stock values down to bargain basement levels. Consider the mid-'70s, the early '80s and the early '90s. Those were the "shooting fish in a barrel" days. There was an over abundance of cheap stocks as a result of poor macro-economic conditions. Today is different. Ignore the well-known business journalist, who believes "the sky is falling". Unemployment is at a 5-year low, inflation is under control despite a six-fold increase in the price of oil, corporate profits are at an all time high, and tax revenues are reducing the Federal budget deficit by numbers no one predicted. Economically, the US is in good shape, especially compared to other developed nations. What else could account for stock valuations that are so close to rational, based on private market values? In the good old days, when a takeover bid was announced, the premium to the last market price was 30% or more. Now we are happy to see 10%.

     Value investors love economic uncertainty. Economic uncertainty creates bargains. And value investors have enough confidence in the future to buy when no one else will. Those conditions do not prevail today. The incidence of undervalued stocks is today a function of company specific problems. As an example, about a year ago, we bought shares of American International Group, the large, global property casualty and life insurance company at about 10X earnings.(9) At the time, the company was a target of New York State Attorney General Eliot Spitzer for accounting discrepancies which forced the resignation of the company's long time CEO, Maurice Greenberg. Last Spring,

--------------------------------------------------------------------------------
                                       12
we were able to buy shares of Bausch & Lomb, the dominant company in the contact lens business after it was discovered that some users of a lens wash it made were experiencing eye infections. The company quickly recalled all the suspect solution and the stock has rebounded. Internationally, we have found more opportunities by looking further afield. We purchased shares in Adris Grupa, which controls 90% of the market in cigarettes in Croatia. We bought shares in Grupo Aeroportuario, which owns the airport servicing Cancun. Following the hurricanes of 2005, which put many Cancun hotel rooms out of business, resulting in a decline in passenger traffic, the stock fell. As the rooms were refurbished and occupancy increased, so did passenger traffic. In the Far East, Japanese small caps are down roughly 15%-16% in local currency year-to-date, and as a result we have recently added a number of smaller cap Japanese companies to the Global Value Fund's portfolio. We have also found a number of bargains in South Korea ranging from cement companies to cell phone companies at single digit price/earnings ratios. South Korea may be a bargain because the dictator north of the 38th parallel has once again been causing problems on the Korean Peninsula.

     So we are heartened. The flow of new ideas is still tilted outside the US, which is why we opted to expand the ability of the American Value Fund to buy non-US stocks as we explained more fully in our letter to shareholders dated October 12, 2006. Under US SEC regulations, for a fund to carry the name "American," it must have 80% of its assets invested in US securities. A modest relaxation of that restriction may permit us to invest the American Value Fund more fully. In many cases the line between a US company and a foreign company has become much more blurred of late, and keeping our assets working is more important. It is still our intention to have the newly re-named Tweedy, Browne Value Fund invest the majority of it assets in US stocks. However, the added flexibility of investing more than 20% of assets outside the US will enable us to operate on a more fully invested basis.

                                    Very truly yours,

                                    TWEEDY, BROWNE COMPANY LLC

                                    Christopher H. Browne
                                    William H. Browne
                                    John D. Spears
                                    Thomas H. Shrager
                                    Robert Q. Wyckoff, Jr.
                                    MANAGING DIRECTORS
October 24, 2006

--------------------------------------------------------------------------------
                                       13

Notes:

(1) Indexes are unmanaged, and the figures for the indexes shown include reinvestment of dividends and capital gains distributions and do not reflect any fees or expenses. Investors cannot invest directly in an index. We strongly recommend that these factors be considered before an investment decision is made.

(2) MSCI EAFE US $ is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Hedged consists of the results of the MSCI EAFE Index hedged 100% back into US dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.

(3) Inception dates for the Global Value Fund and the American Value Fund were June 15, 1993 and December 8, 1993, respectively. Information with respect to MSCI EAFE indexes used is available at month end only; therefore the closest month end to the Global Value Fund's inception date, May 31, 1993, was used.

(4) S&P 500 is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.

(5) The Dow Jones Industrial Average is a price-weighted average of 30 blue chip stocks that are generally considered the leaders in their industry and includes the reinvestment of dividends.

(6) NASDAQ Composite Index is an unmanaged capitalization-weighted index composed of all NASDAQ domestic and non-US based common stocks listed on the NASDAQ Stock Market.

(7) Returns shown are for a specific time period where the Funds outperformed their relevant indexes. While the Funds outperformed the relevant indexes for the period shown, there have been previous periods when the Funds underperformed these indices. Since past performance is not indicative of future results, there can be no guarantee that the Funds will outperform their relevant indexes in the future. Please refer to pages 2 and 3 of the letter for the Funds' standardized performance results.

--------------------------------------------------------------------------------
                                       14

(8) Although hedging against currency exchange rate changes reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the U.S. dollar declines against the currencies in which the Funds' investments are denominated and in some interest rate environments may impose out-of-pocket costs on the Funds.

(9) As of September 30, 2006, Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund had invested the following percentages of its net assets, respectively, in the following portfolio holdings: American International Group (3.16%, 3.63%). Bausch & Lomb (0%, 0.56%), Adris Grupa (0.14%, 0%), and Grupo Aeroportuario (0.08%, 0%).

Investing in foreign securities involves additional risks beyond the risks of investing in US securities markets. These risks include currency fluctuations; political uncertainty; different accounting and financial standards; different regulatory environments; and different market and economic factors in various non-U.S. countries. In addition, the securities of small, less well-known companies may be more volatile than those of larger companies. Investors should refer to the Funds' prospectus for a description of risk factors associated with investments in securities held by the Funds.

This letter contains opinions and statements on investment techniques, economics, market conditions and other matters. Of course there is no guarantee that these opinions and statements will prove to be correct, and some of them are inherently speculative. None of them should be relied upon as statements of fact.

Tweedy, Browne American Value Fund and Tweedy, Browne Global Value Fund are distributed by Tweedy, Browne Company LLC.

This material must be preceded or accompanied by a prospectus for Tweedy, Browne Fund Inc.

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                                       15

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

TWEEDY, BROWNE FUND INC.
--------------------------------------------------------------------------------
TWEEDY, BROWNE GLOBAL VALUE FUND
TWEEDY, BROWNE AMERICAN VALUE FUND

                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 2006

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
September 30, 2006 (Unaudited)

                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
   --------                                                           --------
              COMMON STOCKS--85.6%
              BELGIUM--2.2%
   1,646,311  KBC Groep NV .....................................  $ 173,198,207
                                                                  -------------
              CANADA--1.3%
     100,000  Melcor Developments Ltd. .........................      1,720,970
   1,830,660  National Bank of Canada, Toronto .................    100,094,348
                                                                  -------------
                                                                    101,815,318
                                                                  -------------
              CZECH REPUBLIC--0.0%++
       2,800  Philip Morris CR a.s. ............................      1,231,982
                                                                  -------------
              FINLAND--4.6%
   2,435,000  Cargotec Corporation, B Share ....................    102,931,202
   1,000,000  Huhtamaki Oyj ....................................     17,291,176
   4,870,000  Kone Oyj, Class B ................................    235,967,546
                                                                  -------------
                                                                    356,189,924
                                                                  -------------
              FRANCE--5.9%
     433,783  BNP Paribas SA ...................................     46,624,721
   2,327,938  CNP Assurances ...................................    225,592,533
     250,000  Nexans SA ........................................     21,708,976
       1,000  NSC Groupe .......................................         93,740
   1,825,000  Sanofi-Aventis ...................................    162,290,036
                                                                  -------------
                                                                    456,310,006
                                                                  -------------
              GERMANY--6.5%
      64,173  Boewe Systec AG ..................................      3,617,464
     286,343  Fraport AG .......................................     19,681,502
      42,354  KSB AG ...........................................     14,214,574
     352,312  Linde AG .........................................     33,155,049
     395,000  Merck KGaA .......................................     41,840,718
   1,560,342  Springer (Axel) Verlag AG ........................    224,933,394
   1,992,000  Volkswagen AG ....................................    169,520,103
                                                                  -------------
                                                                    506,962,804
                                                                  -------------
              HONG KONG--2.3%
  13,924,322  Jardine Strategic Holdings Ltd. ..................    158,737,271
  42,847,281  SCMP Group Ltd. ..................................     15,176,425
     892,500  Swire Pacific Ltd., Class B ......................      1,669,947
                                                                  -------------
                                                                    175,583,643
                                                                  -------------
              IRELAND--0.2%
   5,000,000  Independent News & Media PLC .....................     15,074,358
   1,111,317  Unidare PLC ......................................        506,795
                                                                  -------------
                                                                     15,581,153
                                                                  -------------

-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       18

                               [GRAPHIC OMITTED]
                                   WORLD ART
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
September 30, 2006 (Unaudited)

                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
   --------                                                           --------
              COMMON STOCKS
              ITALY--3.2%
     348,709  Banco Popolare di Verona e Novara ................  $   9,625,255
     937,215  Maffei SPA .......................................      2,362,567
  10,803,000  Mediaset SPA .....................................    115,978,092
   9,630,392  Mondadori (Arnoldo) Editore SPA ..................     89,116,077
   2,598,000  Natuzzi SPA, Sponsored ADR + .....................     18,809,520
   1,005,000  Sol SPA ..........................................      5,805,275
     805,250  Vincenzo Zucchi SPA + ............................      3,006,605
                                                                  -------------
                                                                    244,703,391
                                                                  -------------
              JAPAN--4.4%
     552,900  Chofu Seisakusho Company Ltd. ....................     11,215,818
       1,001  Coca-Cola Central Japan Company Ltd. .............      8,325,770
     455,000  Daiwa Industries Ltd. ............................      3,152,416
   5,251,000  Fujitec Company Ltd. .............................     32,867,395
     631,100  Fukuda Denshi Company Ltd. .......................     19,564,020
   1,203,000  Hi-Lex Corporation ...............................     16,404,777
      22,100  Hurxley Corporation ..............................        358,459
     319,000  Inaba Seisakusho Company Ltd. ....................      4,944,480
     321,000  Katsuragawa Electric Company Ltd. ................      2,446,957
   1,461,000  Kawasumi Laboratories Inc. .......................      8,167,196
   1,716,400  Kuroda Electric Company. Ltd. ....................     14,726,746
      69,100  Mandom Corporation ...............................      1,685,580
     477,000  Matsumoto Yushi-Seiyaku Company Ltd. .............     11,716,427
     288,200  Meito Sangyo Company Ltd. ........................      5,089,544
      36,240  Milbon Company Ltd. ..............................      1,246,215
     307,100  Mirai Industry Company, Ltd. + ...................      3,212,370
      55,000  Nankai Plywood Company Ltd. ......................        411,341
      40,000  Nippon Antenna Company Ltd. ......................        288,655
     162,780  Nippon Kanzai Company Ltd. .......................      3,564,022
   1,253,000  Nippon Konpo Unyu Soko Company Ltd. ..............     16,248,194
     500,000  Nissha Printing Company Ltd. .....................     22,699,361
     721,500  Nitto FC Company Ltd. ............................      4,552,725
     631,700  Riken Vitamin Company Ltd. .......................     16,104,832
     451,000  Sangetsu Company Ltd. ............................     10,543,006
   1,483,200  Sanyo Shinpan Finance Company Ltd. ...............     59,295,337
     760,600  Shikoku Coca-Cola Bottling Company Ltd. ..........      9,154,386
     289,300  Shingakukai Company Ltd. .........................      2,220,013
     221,000  Shinki Company Ltd. ..............................      1,216,703
     204,000  SK Kaken Company Ltd. ............................      6,358,531
     612,000  Sonton Food Industry Company Ltd. ................      6,168,467
     355,200  T. Hasegawa Company. Ltd. ........................      5,252,862
     484,070  Takefuji Corporation .............................     22,222,161
     269,000  TENMA Corporation ................................      5,103,629
   1,073,000  Torishima Pump Manufacturing Company Ltd. ........      8,588,362
                                                                  -------------
                                                                    345,116,757
                                                                  -------------

-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       19

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
September 30, 2006 (Unaudited)

                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
   --------                                                           --------
              COMMON STOCKS
              MEXICO--2.1%
   1,921,351  Coca-Cola Femsa SA de CV, Sponsored ADR ..........  $  60,080,646
  14,623,380  Embotelladoras Arca SA de CV .....................     42,545,577
     157,327  Grupo Aeroportuario del Sureste SA de CV, ADR ....      5,869,870
  30,132,400  Grupo Continental SA .............................     56,025,237
                                                                  -------------
                                                                    164,521,330
                                                                  -------------
              NETHERLANDS--15.0%
   9,213,832  ABN AMRO Holding NV ..............................    268,447,893
   1,980,990  Akzo Nobel NV ....................................    121,907,849
      23,620  Crown Van Gelder Gemeenschappelijk Bezit NV ......        502,668
   5,477,810  Heineken Holding NV ..............................    215,040,577
   2,890,000  Heineken NV ......................................    132,049,226
     500,000  IMTECH NV ........................................     26,190,114
   1,409,414  Koninklijke Grolsch NV ...........................     49,972,762
     191,000  Randstad Holding NV ..............................     10,865,965
     828,339  Stork NV .........................................     41,867,100
   4,810,555  Telegraaf Media Groep NV .........................    114,258,451
     350,000  TKH Group NV .....................................     24,141,142
   3,548,042  Unilever NV, CVA .................................     87,193,148
   4,498,159  Wegener NV .......................................     55,840,944
     712,500  Wolters Kluwer NV, CVA ...........................     18,565,687
                                                                  -------------
                                                                  1,166,843,526
                                                                  -------------
              NORWAY--0.9%
   2,302,000  Schibsted ASA ....................................     69,215,558
                                                                  -------------
              SINGAPORE--3.0%
  33,542,550  Fraser and Neave Ltd. ............................     87,535,399
   6,066,106  Jardine Cycle & Carriage Ltd. ....................     45,885,825
   1,000,000  Robinson & Company Ltd. ..........................      4,191,881
  11,465,650  Singapore Press Holdings Ltd. ....................     29,632,605
   6,292,000  United Overseas Bank Ltd. ........................     64,649,269
     629,200  UOL Group Ltd. ...................................      1,388,174
                                                                  -------------
                                                                    233,283,153
                                                                  -------------
              SOUTH KOREA--2.9%
      23,260  Daehan City Gas Company Ltd. .....................        586,108
      93,346  Dong Ah Tire & Rubber Company Ltd. ...............        532,560
     276,559  Hanil Cement Company Ltd. ........................     20,541,044
   1,706,610  Korea Electric Power Corporation .................     66,443,295
      23,200  Sam Young Electronics Company Ltd. ...............        206,140
      36,890  Samchully Company Ltd. ...........................      4,248,294
     886,070  Samsung SDI Company. Ltd. ........................     73,020,032
      77,340  SK Telecom Company, Ltd. .........................     16,464,881
     694,488  SK Telecom Company, Ltd., ADR ....................     16,410,751
     294,325  Tae Young Corporation ............................     15,579,168
   3,196,233  Youngone Corporation .............................     14,182,967
                                                                  -------------
                                                                    228,215,240
                                                                  -------------

-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       20

                               [GRAPHIC OMITTED]
                                   WORLD ART
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
September 30, 2006 (Unaudited)

                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
   --------                                                           --------
              COMMON STOCKS
              SPAIN--1.4%
   2,277,000  Altadis SA .......................................  $ 107,991,792
                                                                  -------------
              SWEDEN--0.0%++
      33,000  Cloetta Fazer AB, B Shares .......................      1,008,658
                                                                  -------------
              SWITZERLAND--14.0%
      45,377  AFG Arbonia-Foster Holding AG, Bearer ............     15,108,176
   2,021,000  Compagnie Financiere Richemont AG ................     97,024,762
       5,842  Daetwyler Holding AG, Bearer .....................     25,181,235
      92,315  Edipresse SA, Bearer .............................     37,398,636
     125,635  Forbo Holding AG .................................     37,772,156
       8,331  Gurit Holding AG, Bearer .........................      5,912,987
      29,327  Loeb Holding AG ..................................      5,706,598
     186,990  Medisize Holding AG + ............................     13,346,310
     875,160  Nestle SA, Registered ............................    304,294,238
           8  Neue Zuercher Zeitung + ..........................        483,273
   2,368,760  Novartis AG, Registered ..........................    137,899,821
      45,425  Phoenix Mecano AG ................................     17,750,508
     179,979  PubliGroupe SA, Registered .......................     55,545,973
     186,423  Siegfried Holding AG .............................     25,942,672
     280,490  SIG Holding AG, Registered .......................     80,750,341
     100,000  Sika AG, Bearer ..................................    125,603,094
     367,980  Syngenta AG ......................................     55,345,929
     473,990  Tamedia AG .......................................     51,180,865
                                                                  -------------
                                                                  1,092,247,574
                                                                  -------------
              UNITED KINGDOM--8.8%
   3,249,131  AGA Foodservice Group PLC ........................     23,123,545
  10,377,535  Barclays PLC .....................................    130,652,080
   8,372,908  BBA Group PLC ....................................     41,641,672
   3,979,658  Carclo PLC .......................................      5,463,807
  11,378,577  Clinton Cards PLC ................................     14,134,219
   8,066,322  Diageo PLC .......................................    142,160,743
   3,675,000  Ennstone PLC .....................................      3,260,718
     960,125  GlaxoSmithKline PLC ..............................     25,502,902
     593,139  GlaxoSmithKline PLC, Sponsored ADR ...............     31,572,789
  19,501,939  Group 4 Securicor PLC ............................     61,617,501
     923,006  Headlam Group PLC ................................      8,810,238
   2,630,856  Lloyds TSB Group PLC .............................     26,512,504
     263,075  Partridge Fine Art PLC + .........................        156,562
     779,500  Raven Mount PLC ..................................      2,038,480
  10,148,287  Trinity Mirror PLC ...............................     90,232,277
   4,840,572  TT Electronics PLC ...............................     17,789,906
   2,319,760  Unilever PLC .....................................     57,067,790
                                                                  -------------
                                                                    681,737,733
                                                                  -------------

-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       21

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
September 30, 2006 (Unaudited)

                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
   --------                                                           --------
              COMMON STOCKS
              UNITED STATES--6.9%
     313,000  American Express Company .........................  $  17,553,040
   3,712,554  American International Group, Inc. ...............    245,993,828
      75,700  American National Insurance Company ..............      8,773,630
     580,100  MBIA Inc. ........................................     35,641,344
   3,686,000  Pfizer Inc. ......................................    104,534,960
     160,000  PNC Financial Services Group Inc. ................     11,590,400
     692,000  Popular Inc. .....................................     13,452,480
   6,728,996  Sun-Times Media Group Inc., Class A ..............     44,276,794
     409,000  Torchmark Corporation ............................     25,811,990
     350,000  Transatlantic Holdings Inc. ......................     21,143,500
     210,060  Wal-Mart Stores, Inc. ............................     10,360,159
                                                                  -------------
                                                                    539,132,125
                                                                  -------------
              TOTAL COMMON STOCKS
              (COST $3,597,747,200) ............................  6,660,889,874
                                                                  -------------

              PREFERRED STOCKS--1.2%
      15,336  Adris Grupa d.d. .................................     10,766,436
      50,000  KSB AG, Vorzugsakt ...............................     17,050,493
   1,114,986  Villeroy & Boch AG ...............................     16,426,347
     787,286  Volkswagen AG ....................................     46,523,893
                                                                  -------------

              TOTAL PREFERRED STOCKS
              (COST $49,666,030) ...............................     90,767,169
                                                                  -------------


     FACE
    VALUE
   -------
              U.S. TREASURY BILLS--0.3%
$ 12,000,000  5.004% ** due 11/24/06 +++ .......................     11,916,398
  14,000,000  5.163% ** due 2/22/07 +++ ........................     13,732,236
                                                                  -------------

              TOTAL U.S. TREASURY BILLS
              (COST $25,635,290) ...............................     25,648,634
                                                                  -------------

              REPURCHASE AGREEMENT--13.1%
              (COST $1,020,125,000)
1,020,125,000 Agreement with UBS Warburg LLC, 5.000% dated 9/29/06, to be repurchased at $1,020,550,052 on 10/2/06, collateralized by $834,024,000 U.S. Treasury Bonds, 8.750% and 6.000%
              due 5/15/17 and 2/15/26, respectively
              (market value $1,040,528,498) ....................  1,020,125,000
                                                                  -------------

-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       22

                               [GRAPHIC OMITTED]
                                   WORLD ART
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
September 30, 2006 (Unaudited)

                                                                       MARKET
                                                                        VALUE
                                                                      (NOTE 1)
                                                                      --------
TOTAL INVESTMENTS (COST $4,693,173,520*) ..............  100.2%  $7,797,430,677
UNREALIZED DEPRECIATION ON FORWARD CONTRACTS (NET) ....   (0.2)     (17,167,157)
OTHER ASSETS AND LIABILITIES (NET) ....................    0.0++      2,121,130
                                                         -----   --------------
NET ASSETS ............................................  100.0%  $7,782,384,650
                                                         =====   ==============
-------------
  *      AGGREGATE COST FOR FEDERAL TAX PURPOSES.
 **      RATE REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE.
  +      NON-INCOME PRODUCING SECURITY.
 ++      AMOUNT REPRESENTS LESS THAN 0.1% OF THE NET ASSETS.
+++ AT SEPTEMBER 30, 2006, LIQUID ASSETS TOTALING $25,648,634 HAVE BEEN DESIGNATED AS COLLATERAL FOR OPEN FORWARD CONTRACTS.

ABBREVIATIONS:
ADR -- AMERICAN DEPOSITORY RECEIPT
CVA --CERTIFICAATEN VAN AANDELEN (SHARE CERTIFICATES)

-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       23

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION
September 30, 2006 (Unaudited)

                                                    PERCENTAGE OF   MARKET VALUE
SECTOR DIVERSIFICATION                                NET ASSETS      (NOTE 1)
----------------------                              -------------   ------------

COMMON STOCKS:
Food and Beverages ...................................    16.4%  $1,280,175,459
Printing and Publishing ..............................    11.3      878,084,705
Banking ..............................................    10.9      844,847,157
Insurance ............................................     6.8      527,315,481
Pharmaceuticals ......................................     6.6      503,641,226
Machinery ............................................     4.9      385,099,127
Chemicals ............................................     3.1      237,542,395
Building Materials ...................................     3.1      231,671,566
Electronics ..........................................     2.7      210,929,462
Holdings .............................................     2.4      188,635,812
Autos ................................................     2.2      170,052,663
Financial Services ...................................     1.7      135,928,585
Retail ...............................................     1.7      131,417,619
Manufacturing ........................................     1.6      123,006,572
Transportation .......................................     1.5      119,179,396
Media ................................................     1.5      115,978,092
Tobacco ..............................................     1.4      109,223,774
Commercial Services ..................................     1.0       78,424,063
Engineering and Construction .........................     1.0       74,285,589
Utilities ............................................     0.9       71,277,697
Wholesale ............................................     0.8       65,745,864
Advertising ..........................................     0.7       55,545,973
Medical Research and Supplies ........................     0.5       41,077,526
Telecommunications ...................................     0.4       33,164,287
Paper Products .......................................     0.2       17,793,844
Textiles .............................................     0.2       17,189,572
Personal Products ....................................     0.1        8,184,657
Real Estate ..........................................     0.0++      3,109,144
Mining and Metal Fabrication .........................     0.0++      2,362,567
                                                         -----   --------------
TOTAL COMMON STOCKS ..................................    85.6    6,660,889,874
                                                         -----   --------------
PREFERRED STOCKS .....................................     1.2       90,767,169
U.S. TREASURY BILLS ..................................     0.3       25,648,634
REPURCHASE AGREEMENT .................................    13.1    1,020,125,000
UNREALIZED DEPRECIATION ON FORWARD CONTRACTS .........    (0.2)     (17,167,157)
OTHER ASSETS AND LIABILITIES (NET) ...................     0.0++      2,121,130
                                                         -----   --------------
NET ASSETS ...........................................   100.0%  $7,782,384,650
                                                         =====   ==============

--------------------
 ++ AMOUNT REPRESENTS LESS THAN 0.1% OF NET ASSETS

-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       24

                                [GRAPHIC OMITTED]
                                    WORLD ART
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
September 30, 2006 (Unaudited)

                                [GRAPHIC OMITTED]
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

Belgium-2%
Canada-1%
Finland-5%
France-6%
Germany-8%
Hong Kong-2%
Italy-3%
Japan-5%
Mexico-2%
Netherlands-15%
Norway-1%
Singapore-3%
South Korea-3%
Spain-1%
Switzerland-14%
United Kingdom-9%
United States-7%
Cash Equivalents and Net Other Assets-13%

Czech Republic-0%+
Croatia-0%+
Ireland-0%+
Sweden-0%+

+ Amount represents less than 1% of net assets


-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       25

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF FORWARD EXCHANGE CONTRACTS
September 30, 2006 (Unaudited)

                                                      CONTRACT         MARKET
                                                       VALUE            VALUE
CONTRACTS                                               DATE          (NOTE 1)
---------                                             --------        --------

FORWARD EXCHANGE CONTRACTS TO BUY
  41,000,000  Danish Krone ........................    11/9/06    $   6,980,106
  36,000,000  Danish Krone ........................    1/24/07        6,150,868
  48,000,000  Danish Krone ........................    3/27/07        8,222,405
  18,000,000  Mexican Peso ........................   12/18/06        1,629,416
                                                                  -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $23,277,042) .....................               $  22,982,795
                                                                  =============
FORWARD EXCHANGE CONTRACTS TO SELL
   3,500,000  Canadian Dollar .....................   10/12/06    $  (3,138,384)
   3,000,000  Canadian Dollar .....................   10/17/06       (2,690,439)
  11,000,000  Canadian Dollar .....................    11/9/06       (9,871,826)
  12,000,000  Canadian Dollar .....................   11/22/06      (10,773,639)
   8,000,000  Canadian Dollar .....................    1/12/07       (7,193,646)
  15,000,000  Canadian Dollar .....................    2/26/07      (13,506,943)
  10,000,000  Canadian Dollar .....................    3/27/07       (9,012,795)
   2,500,000  Canadian Dollar .....................     4/4/07       (2,253,710)
   1,500,000  Canadian Dollar .....................    4/19/07       (1,352,795)
   7,000,000  Canadian Dollar .....................    4/27/07       (6,314,458)
   1,500,000  Canadian Dollar .....................    5/11/07       (1,353,630)
   5,000,000  Canadian Dollar .....................    5/18/07       (4,512,986)
   7,000,000  Canadian Dollar .....................    5/30/07       (6,320,310)
  11,000,000  Canadian Dollar .....................     7/3/07       (9,941,406)
   5,000,000  Canadian Dollar .....................    7/31/07       (4,522,380)
   8,000,000  Canadian Dollar .....................    8/28/07       (7,241,512)
  42,000,000  Czech Koruna ........................   11/22/06       (1,888,424)
  41,000,000  Danish Krone ........................    11/9/06       (6,980,106)
  36,000,000  Danish Krone ........................    1/24/07       (6,150,868)
  48,000,000  Danish Krone ........................    3/27/07       (8,222,405)
  22,000,000  Danish Krone ........................    4/16/07       (3,771,101)
  29,000,000  Danish Krone ........................     5/9/07       (4,974,739)
  48,000,000  Danish Krone ........................    5/11/07       (8,234,590)
  83,000,000  Danish Krone ........................    5/22/07      (14,244,107)
  60,000,000  European Union Euro .................    10/5/06      (76,031,520)
  32,000,000  European Union Euro .................   10/12/06      (40,566,583)
  35,000,000  European Union Euro .................   10/16/06      (44,379,985)
  12,000,000  European Union Euro .................   10/17/06      (15,216,877)
  18,000,000  European Union Euro .................    11/9/06      (22,855,227)
  48,000,000  European Union Euro .................   11/22/06      (60,991,570)
  70,000,000  European Union Euro .................   11/28/06      (88,975,888)
  65,000,000  European Union Euro .................    12/4/06      (82,644,733)
  53,000,000  European Union Euro .................   12/18/06      (67,433,457)
  45,000,000  European Union Euro .................    1/10/07      (57,315,415)
  55,000,000  European Union Euro .................    1/12/07      (70,058,295)
  90,000,000  European Union Euro .................    1/19/07     (114,675,918)
  35,000,000  European Union Euro .................    2/15/07      (44,648,877)
  23,000,000  European Union Euro .................    2/26/07      (29,354,819)
  56,000,000  European Union Euro .................     3/7/07      (71,500,857)
  16,000,000  European Union Euro .................    3/27/07      (20,446,777)
  30,000,000  European Union Euro .................     4/4/07      (38,348,862)
  11,000,000  European Union Euro .................    4/16/07      (14,067,205)

-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       26

                                [GRAPHIC OMITTED]
                                    WORLD ART
--------------------------------------------------------------------------------
SCHEDULE OF FORWARD EXCHANGE CONTRACTS
September 30, 2006 (Unaudited)

                                                      CONTRACT         MARKET
                                                       VALUE            VALUE
CONTRACTS                                               DATE          (NOTE 1)
---------                                             --------        --------

FORWARD EXCHANGE CONTRACTS TO SELL
   78,000,000  European Union Euro .................   4/30/07    $ (99,798,586)
   37,000,000  European Union Euro .................    5/9/07      (47,355,405)
   70,000,000  European Union Euro .................   5/11/07      (89,597,637)
    8,000,000  European Union Euro .................   5/16/07      (10,241,539)
   75,000,000  European Union Euro .................   5/18/07      (96,021,214)
  100,000,000  European Union Euro .................   6/18/07     (128,168,682)
   77,000,000  European Union Euro .................    7/3/07      (98,742,280)
   75,000,000  European Union Euro .................   7/12/07      (96,208,192)
   70,000,000  European Union Euro .................   7/18/07      (89,813,391)
   50,000,000  European Union Euro .................   7/31/07      (64,181,969)
   34,000,000  European Union Euro .................    8/6/07      (43,653,018)
   25,000,000  European Union Euro .................    8/9/07      (32,101,220)
   98,000,000  European Union Euro .................   8/15/07     (125,863,546)
   23,000,000  European Union Euro .................   8/22/07      (29,546,735)
   60,000,000  European Union Euro .................   8/28/07      (77,094,840)
   90,000,000  European Union Euro .................   9/12/07     (115,703,810)
   25,000,000  European Union Euro .................   9/21/07      (32,150,214)
  155,000,000  European Union Euro .................   9/28/07     (199,377,069)
   40,000,000  European Union Euro .................   10/4/07      (51,461,441)
    9,500,000  Great Britain Pound Sterling ........  10/12/06      (17,748,629)
    6,000,000  Great Britain Pound Sterling ........  10/16/06      (11,210,289)
    5,500,000  Great Britain Pound Sterling ........   11/9/06      (10,279,061)
    7,000,000  Great Britain Pound Sterling ........  11/22/06      (13,084,079)
    6,000,000  Great Britain Pound Sterling ........   1/19/07      (11,219,298)
    8,500,000  Great Britain Pound Sterling ........   2/15/07      (15,895,727)
   11,400,000  Great Britain Pound Sterling ........   3/27/07      (21,322,461)
   41,000,000  Great Britain Pound Sterling ........   4/19/07      (76,683,419)
   14,250,000  Great Britain Pound Sterling ........   4/30/07      (26,651,647)
    6,000,000  Great Britain Pound Sterling ........    5/9/07      (11,221,568)
    4,000,000  Great Britain Pound Sterling ........   5/16/07       (7,480,953)
   22,000,000  Great Britain Pound Sterling ........   6/18/07      (41,142,845)
   28,000,000  Great Britain Pound Sterling ........    7/3/07      (52,362,234)
    9,000,000  Great Britain Pound Sterling ........   7/23/07      (16,830,124)
    9,000,000  Great Britain Pound Sterling ........   8/22/07      (16,829,233)
    9,000,000  Great Britain Pound Sterling ........   8/28/07      (16,829,055)
   24,000,000  Great Britain Pound Sterling ........   9/12/07      (44,876,292)
   20,000,000  Great Britain Pound Sterling ........   9/28/07      (37,395,548)
   50,000,000  Hong Kong Dollar ....................   10/5/06       (6,417,818)
   87,000,000  Hong Kong Dollar ....................  10/17/06      (11,171,133)
   80,000,000  Hong Kong Dollar ....................   1/10/07      (10,299,857)
   77,000,000  Hong Kong Dollar ....................   2/15/07       (9,923,704)
   84,000,000  Hong Kong Dollar ....................   3/23/07      (10,836,894)
  160,000,000  Hong Kong Dollar ....................   5/18/07      (20,667,627)
   54,000,000  Hong Kong Dollar ....................   7/12/07       (6,983,715)
  230,000,000  Hong Kong Dollar ....................   7/23/07      (29,752,616)
   77,000,000  Hong Kong Dollar ....................   7/24/07       (9,960,877)
  120,000,000  Hong Kong Dollar ....................   7/31/07      (15,525,823)
   15,000,000  Hong Kong Dollar ....................   8/15/07       (1,941,365)
  195,000,000  Hong Kong Dollar ....................   8/28/07      (25,244,936)
  180,000,000  Hong Kong Dollar ....................   9/28/07      (23,318,378)
1,850,000,000  Japanese Yen ........................  10/12/06      (15,701,015)

-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       27

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF FORWARD EXCHANGE CONTRACTS
September 30, 2006 (Unaudited)

                                                      CONTRACT         MARKET
                                                       VALUE            VALUE
CONTRACTS                                               DATE          (NOTE 1)
---------                                             --------        --------

FORWARD EXCHANGE CONTRACTS TO SELL
 3,000,000,000  Japanese Yen .......................  12/18/06    $ (25,697,678)
 2,000,000,000  Japanese Yen .......................   1/24/07      (17,215,652)
 3,000,000,000  Japanese Yen .......................   4/16/07      (26,095,412)
 2,300,000,000  Japanese Yen .......................   5/11/07      (20,067,407)
 1,600,000,000  Japanese Yen .......................   5/16/07      (13,968,443)
 3,150,000,000  Japanese Yen .......................   5/18/07      (27,507,077)
 3,650,000,000  Japanese Yen .......................   5/21/07      (31,884,942)
    900,000,00  Japanese Yen .......................    6/6/07       (7,877,412)
 3,000,000,000  Japanese Yen .......................   6/11/07      (26,274,093)
 2,200,000,000  Japanese Yen .......................   7/23/07      (19,367,126)
 7,800,000,000  Japanese Yen .......................    8/9/07      (68,809,031)
 3,300,000,000  Japanese Yen .......................   8/28/07      (29,179,795)
   555,000,000  Japanese Yen .......................   9/12/07       (4,916,615)
    18,000,000  Mexican Peso .......................  12/18/06       (1,629,416)
   265,000,000  Mexican Peso .......................   1/10/07      (23,955,789)
   190,000,000  Mexican Peso .......................   1/12/07      (17,173,796)
    76,000,000  Mexican Peso .......................   1/24/07       (6,864,596)
   180,000,000  Mexican Peso .......................    3/7/07      (16,217,581)
   350,000,000  Mexican Peso .......................    4/4/07      (31,479,355)
   170,000,000  Mexican Peso .......................   4/16/07      (15,277,139)
   216,000,000  Mexican Peso .......................   5/11/07      (19,377,072)
   145,000,000  Mexican Peso .......................   5/16/07      (13,003,217)
   132,000,000  Mexican Peso .......................   8/28/07      (11,752,099)
    34,500,000  Norwegian Krone ....................  10/17/06       (5,298,310)
   144,000,000  Norwegian Krone ....................    6/6/07      (22,342,929)
    92,000,000  Norwegian Krone ....................   7/18/07      (14,292,761)
   110,000,000  Norwegian Krone ....................   9/12/07      (17,118,137)
    45,000,000  Norwegian Krone ....................   10/4/07       (7,007,037)
     8,000,000  Singapore Dollar ...................   10/5/06       (5,044,421)
    27,000,000  Singapore Dollar ...................  11/13/06      (17,059,757)
    15,000,000  Singapore Dollar ...................   1/10/07       (9,505,984)
    21,000,000  Singapore Dollar ...................   1/12/07      (13,309,735)
    32,000,000  Singapore Dollar ...................   1/23/07      (20,292,890)
    25,000,000  Singapore Dollar ...................   1/24/07      (15,854,630)
    11,000,000  Singapore Dollar ...................    3/7/07       (6,991,035)
    26,000,000  Singapore Dollar ...................   4/27/07      (16,565,849)
    26,000,000  Singapore Dollar ...................   7/12/07      (16,626,426)
    11,000,000  Singapore Dollar ...................   7/18/07       (7,036,293)
    12,000,000  Singapore Dollar ...................   7/23/07       (7,677,807)
    20,000,000  Singapore Dollar ...................   7/31/07      (12,801,286)
    22,000,000  Singapore Dollar ...................   8/15/07      (14,091,616)
    55,000,000  Singapore Dollar ...................   9/12/07      (35,276,744)
    10,000,000  Singapore Dollar ...................   9/28/07       (6,418,663)
11,200,000,000  South Korean Won ...................  10/12/06      (11,837,269)
15,330,000,000  South Korean Won ...................  12/18/06      (16,229,521)
11,500,000,000  South Korean Won ...................   1/12/07      (12,183,440)
 7,000,000,000  South Korean Won ...................   1/24/07       (7,418,653)
 4,100,000,000  South Korean Won ...................   4/19/07       (4,355,966)
16,757,000,000  South Korean Won ...................   5/11/07      (17,813,793)
 8,000,000,000  South Korean Won ...................   6/18/07       (8,513,315)
22,000,000,000  South Korean Won ...................    7/3/07      (23,421,170)

-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       28

                                [GRAPHIC OMITTED]
                                    WORLD ART
--------------------------------------------------------------------------------
SCHEDULE OF FORWARD EXCHANGE CONTRACTS
September 30, 2006 (Unaudited)

                                                      CONTRACT         MARKET
                                                       VALUE            VALUE
CONTRACTS                                               DATE          (NOTE 1)
---------                                             --------        --------

FORWARD EXCHANGE CONTRACTS TO SELL
14,750,000,000  South Korean Won ...................   7/12/07  $   (15,706,676)
20,000,000,000  South Korean Won ...................    8/6/07      (21,311,687)
32,000,000,000  South Korean Won ...................   8/22/07      (34,113,563)
12,000,000,000  South Korean Won ...................   9/12/07      (12,799,909)
11,250,000,000  South Korean Won ...................   10/4/07      (12,006,083)
    40,000,000  Swedish Krona ......................    5/9/07       (5,531,560)
    18,000,000  Swiss Franc ........................   10/5/06      (14,363,423)
    20,000,000  Swiss Franc ........................  10/12/06      (15,970,759)
    15,000,000  Swiss Franc ........................  10/16/06      (11,982,961)
    11,000,000  Swiss Franc ........................   11/9/06       (8,808,941)
    32,000,000  Swiss Franc ........................  11/28/06      (25,675,177)
     8,500,000  Swiss Franc ........................   12/4/06       (6,823,895)
    25,000,000  Swiss Franc ........................  12/18/06      (20,097,271)
    15,000,000  Swiss Franc ........................   1/10/07      (12,084,027)
    55,000,000  Swiss Franc ........................   1/24/07      (44,363,787)
    17,000,000  Swiss Franc ........................   2/15/07      (13,739,580)
    20,000,000  Swiss Franc ........................   2/26/07      (16,180,222)
    11,500,000  Swiss Franc ........................   3/23/07       (9,324,637)
    26,000,000  Swiss Franc ........................   4/16/07      (21,122,958)
    11,000,000  Swiss Franc ........................   4/19/07       (8,938,754)
    55,000,000  Swiss Franc ........................   4/27/07      (44,722,028)
    33,000,000  Swiss Franc ........................    5/9/07      (26,858,691)
     7,000,000  Swiss Franc ........................   5/11/07       (5,698,200)
    26,000,000  Swiss Franc ........................   5/16/07      (21,173,118)
    23,000,000  Swiss Franc ........................   5/18/07      (18,733,031)
    25,000,000  Swiss Franc ........................   6/18/07      (20,412,086)
    16,500,000  Swiss Franc ........................    7/3/07      (13,488,049)
    20,000,000  Swiss Franc ........................   7/12/07      (16,360,874)
    19,000,000  Swiss Franc ........................   7/18/07      (15,550,264)
    32,000,000  Swiss Franc ........................   7/23/07      (26,200,361)
    24,000,000  Swiss Franc ........................   7/24/07      (19,651,838)
    20,000,000  Swiss Franc ........................   7/31/07      (16,385,680)
    45,000,000  Swiss Franc ........................    8/6/07      (36,885,439)
    20,000,000  Swiss Franc ........................   8/15/07      (16,405,316)
    31,000,000  Swiss Franc ........................   8/28/07      (25,454,678)
    62,000,000  Swiss Franc ........................   9/12/07      (50,970,503)
    72,000,000  Swiss Franc ........................   9/21/07      (59,234,239)
    40,000,000  Swiss Franc ........................   10/1/07      (32,931,270)
    25,000,000  Swiss Franc ........................   10/4/07      (20,586,213)
                                                                ---------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $4,937,620,090) ...................            $(4,954,493,000)
                                                                ===============

-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       29

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2006 (Unaudited)

ASSETS
   Investments, at value (Cost $4,693,173,520) (Note 1)
      Securities ............................................................   $ 6,777,305,677
      Repurchase Agreement ..................................................     1,020,125,000
                                                                                ---------------
   Total Investments ........................................................     7,797,430,677
   Cash and foreign currency (Cost $6,415,725) ..............................         6,394,321
   Dividends and interest receivable ........................................        15,573,072
   Receivable for investment securities sold ................................        11,319,793
   Receivable for Fund shares sold ..........................................         6,257,243
   Prepaid expense ..........................................................           149,518
   Receivable for Fund redemption fee proceeds ..............................               226
                                                                                ---------------
      TOTAL ASSETS ..........................................................     7,837,124,850
                                                                                ---------------

LIABILITIES
   Payable for investment securities purchased ...............   $ 26,265,060
   Net unrealized depreciation of forward exchange
      contracts (Note 1) .....................................     17,167,157
   Investment advisory fee payable (Note 2) ..................      4,971,115
   Payable for Fund shares redeemed ..........................      4,787,554
   Transfer agent fees payable (Note 2) ......................        500,806
   Custodian fees payable (Note 2) ...........................        379,498
   Administration and accounting fees payable (Note 2) .......        181,854
   Accrued expenses and other payables .......................        487,156
                                                                 ------------
      TOTAL LIABILITIES .....................................................        54,740,200
                                                                                ---------------
NET ASSETS ..................................................................   $ 7,782,384,650
                                                                                ===============

NET ASSETS CONSIST OF
   Undistributed net investment income ......................................   $   107,535,603
   Accumulated net realized gain on securities,  forward exchange
      contracts and foreign  currencies .....................................        96,926,103
   Net unrealized  appreciation  of securities, forward exchange contracts,
      foreign currencies and net other assets ...............................     3,086,933,221
   Par value ................................................................            26,533
   Paid-in capital in excess of par value ...................................     4,490,963,190
                                                                                ---------------
      TOTAL NET ASSETS ......................................................   $ 7,782,384,650
                                                                                ===============

NET ASSET VALUE, offering and redemption price per share
($7,782,384,650/265,325,065 shares of common stock outstanding) .............   $         29.33
                                                                                ===============

-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       30

                               [GRAPHIC OMITTED]
                                   WORLD ART
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2006 (Unaudited)



INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $12,334,022) . $  117,224,103
   Interest ....................................................     31,591,561
                                                                 --------------
      TOTAL INVESTMENT INCOME ..................................    148,815,664
                                                                 --------------

EXPENSES
   Investment advisory fee (Note 2) ...............  $ 48,348,796
   Custodian fees (Note 2) ........................     2,224,556
   Administration and accounting fees (Note 2) ....     1,111,668
   Transfer agent fees (Note 2) ...................       729,663
   Legal and audit fees ...........................       180,593
   Directors' fees and expenses (Note 2) ..........       120,485
   Other ..........................................       408,214
                                                     ------------
      TOTAL EXPENSES ...........................................     53,123,975
                                                                 --------------
NET INVESTMENT INCOME ..........................................     95,691,689
                                                                 --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 1 and 3):
   Net realized gain on:
      Securities ...............................................    189,104,103
      Forward exchange contracts ...............................     15,028,948
      Foreign currencies and net other assets ..................        568,928
                                                                 --------------
   Net realized gain on investments during the period ..........    204,701,979
                                                                 --------------
   Net unrealized appreciation (depreciation) of:
      Securities ...............................................     52,894,194
      Forward exchange contracts ...............................   (152,450,073)
      Foreign currencies and net other assets ..................        (35,621)
                                                                 --------------
   Net unrealized depreciation of investments during the period     (99,591,500)
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS ....................................................    105,110,479
                                                                 --------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS ..................................................... $  200,802,168
                                                                 ==============


-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       31

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                               SIX MONTHS ENDED
                                                                   9/30/2006             YEAR ENDED
                                                                  (UNAUDITED)            3/31/2006
                                                                --------------        --------------
Net investment income ........................................  $   95,691,689        $   96,138,314
Net realized gain on securities, forward exchange
    contracts and currency transactions during the period ....     204,701,979           126,421,388
Net unrealized appreciation (depreciation) of securities,
    forward exchange contracts, foreign currencies
    and net other assets during the period ...................     (99,591,500)        1,132,302,460
                                                                --------------        --------------
Net increase in net assets resulting from operations .........     200,802,168         1,354,862,162

DISTRIBUTIONS:
    Dividends to shareholders from net investment income .....              --          (101,574,100)
Net increase (decrease) in net assets from Fund share
    transactions .............................................    (479,492,384)          100,186,840
Redemption Fees ..............................................         112,368               165,643
                                                                --------------        --------------
Net increase (decrease) in net assets ........................    (278,577,848)        1,353,640,545
NET ASSETS

Beginning of period ..........................................   8,060,962,498         6,707,321,953
                                                                --------------        --------------
End of period (including undistributed net investment
    income of $107,535,603 and $11,843,914, respectively) ....  $7,782,384,650        $8,060,962,498
                                                                ==============        ==============

-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       32

                               [GRAPHIC OMITTED]
                                   WORLD ART
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout each period.


                                                 SIX MONTHS
                                                   ENDED       YEAR       YEAR       YEAR        YEAR        YEAR
                                                  9/30/06      ENDED      ENDED      ENDED      ENDED        ENDED
                                                (UNAUDITED)   3/31/06    3/31/05    3/31/04    3/31/03     3/31/02
                                                ----------    -------    -------    -------    -------     -------
Net asset value, beginning of period .......     $28.56       $24.08     $21.23     $14.44     $19.79      $19.52
                                                 ------       ------     ------     ------     ------      ------
Income from investment operations:
Net investment income ......................       0.36         0.34       0.31(c)    0.20       0.19        0.22
Net realized and unrealized gain (loss)
    on investments .........................       0.41         4.51       2.81       6.78      (5.07)       0.56
                                                 ------       ------     ------     ------     ------      ------
      Total from investment
        operations .........................       0.77         4.85       3.12       6.98      (4.88)       0.78
                                                 ------       ------     ------     ------     ------      ------
DISTRIBUTIONS:
   Dividends from net investment
    income .................................         --        (0.37)     (0.27)     (0.20)     (0.20)      (0.18)
   Distributions from net
    realized gains .........................         --           --         --         --      (0.27)      (0.33)
                                                 ------       ------     ------     ------     ------      ------
Total distributions ........................         --        (0.37)     (0.27)     (0.20)     (0.47)      (0.51)
                                                 ------       ------     ------     ------     ------      ------
Redemption fee .............................       0.00(b)      0.00(b)    0.00(b)    0.01         --          --
                                                 ------       ------     ------     ------     ------      ------
Net asset value, end of period .............     $29.33       $28.56     $24.08     $21.23     $14.44      $19.79
                                                 ======       ======     ======     ======     ======      ======
Total return (a) ...........................       2.70%       20.24%     14.75%     48.53%    (24.86)%      4.22%
                                                 ======       ======     ======     ======     ======      ======
Ratios/Supplemental Data:
Net assets, end of period (in 000s) ........ $7,782,385   $8,060,962 $6,707,322 $5,352,702 $3,736,624  $4,624,399
Ratio of operating expenses to
    average net assets .....................      1.37%(d)     1.38%      1.39%      1.39%      1.37%       1.37%
Ratio of net investment income to
    average net assets .....................      2.47%(d)     1.33%      1.41%(c)   1.08%      1.17%       1.22%
Portfolio turnover rate ....................         4%           6%        13%         8%         8%          7%

------------
(a) Total return  represents  aggregate total return for the periods  indicated.
(b) Amount represents less than $0.01 per share.
(c) For year ended 3/31/05, investment income per share reflects a special dividend which amounted to $0.13 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.78% per share.
(d) Annualized.


-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       33

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES

     Tweedy, Browne Global Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the United States ("US") Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on June 15, 1993. The preparation of financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a US national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last sale price prior to the close of regular trading on the principal exchange or system for such security or asset or, if applicable, the NASDAQ Official Closing Price ("NOCP"). Portfolio securities and other assets, which are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Securities and other assets for which current market quotations are not readily available and those securities which are generally not readily marketable due to significant legal or contractual restrictions will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sales price does not reflect current market value at the time of valuing the Fund's asset due to developments since such last price) may be valued at fair value if the Investment Adviser concluded that fair valuation will likely result in a more

--------------------------------------------------------------------------------
                                       34

                                [GRAPHIC OMITTED]
                                    WORLD ART
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

accurate net asset valuation. Debt securities purchased with a remaining maturity of 60 days or more are valued through pricing obtained by pricing services approved by the Fund's Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

     REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund acquires an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral held on behalf of the Fund is at all times at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and

--------------------------------------------------------------------------------
                                       35

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

subsequent sale trade date is included in realized gains and losses on investment securities sold.

     FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "special dividends" and the impact of these dividends to net investment income per share is presented in the financial highlights. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds on behalf of the Fund where available.

     Tweedy, Browne Company LLC is reimbursed by the Fund for the cost of settling transactions in US securities for the Fund through its clearing broker. For the six months ended September 30, 2006 the Fund reimbursed Tweedy, Browne Company LLC $282 for such transaction charges.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid

--------------------------------------------------------------------------------
                                       36

                                [GRAPHIC OMITTED]
                                    WORLD ART
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from the standards of the PCAOB. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     FEDERAL INCOME TAXES The Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     EXPENSES Expenses directly attributable to the Fund as a diversified series of the Company are charged to the Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable methods of allocation.

2. INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS AND ADMINISTRATION FEE

     The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne" or the "Investment Adviser"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of the Fund's average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the six months ended September 30, 2006, Tweedy, Browne received $48,348,796.

     The current and retired managing directors and their families, as well as employees of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $89.3 million of their own money invested in the Fund, as of September 30, 2006.

--------------------------------------------------------------------------------
                                       37

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (the "Administrator"), an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc. Under the Administration Agreement, the Company pays the Administrator an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the aggregate average daily net assets of the Fund and the Tweedy, Browne American Value Fund, allocated according to each Fund's net assets:

------------------------------------------------------------------------------------------------
                                                 BETWEEN           BETWEEN
                                              $500 MILLION        $1 BILLION
                                UP TO              AND                AND          EXCEEDING
                             $500 MILLION      $1 BILLION         $4 BILLION       $4 BILLION
------------------------------------------------------------------------------------------------
Administration Fees             0.06%             0.04%              0.02%            0.015%
================================================================================================

------------------------------------------------------------------------------------------------
                                                 BETWEEN           BETWEEN
                                              $500 MILLION        $1 BILLION
                                UP TO              AND                AND          EXCEEDING
                             $500 MILLION      $1 BILLION         $4 BILLION       $4 BILLION
------------------------------------------------------------------------------------------------
Accounting Fees                 0.03%             0.01%            0.0075%            0.006%
================================================================================================

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Non-Interested Director $75,000 annually to be paid quarterly in $18,750 increments plus out-of-pocket expenses for their services as directors. The annual fee of $75,000 paid to each Non-Interested Director is divided proportionately between the Fund and the Tweedy, Browne American Value Fund. The current allocation ratio is 80% of the annual fee paid by the Fund and 20% paid by Tweedy, Browne American Value Fund. Total Directors' fees paid by the Fund for the six months ended September 30, 2006, excluding any out-of-pocket expenses, were $120,000.

     Mellon Trust of New England, N.A. ("MTONE"), an indirect, wholly-owned subsidiary of Mellon Financial Corporation, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). PFPC Inc. serves as the Fund's transfer agent. Tweedy, Browne serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

--------------------------------------------------------------------------------
                                       38

                                [GRAPHIC OMITTED]
                                    WORLD ART
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.   SECURITIES  TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended September 30, 2006, aggregated $432,750,187 and $294,678,821, respectively.

     At September 30, 2006, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was
$3,190,266,936 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $86,009,779.

4.   CAPITAL STOCK

     The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 600,000,000 of the unissued shares have been designated as shares of the Fund. Redemptions from the Fund, including exchange redemptions, within 60 days of purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which will be retained by the Fund. Changes in shares outstanding for the Fund were as follows:

--------------------------------------------------------------------------------
                     SIX MONTHS ENDED 9/30/06           YEAR ENDED 3/31/06
                        SHARES        AMOUNT           SHARES         AMOUNT
--------------------------------------------------------------------------------
Sold                  11,105,816    $314,702,942     41,050,051 $ 1,056,646,129
Reinvested                    --              --      3,505,493      92,545,016
Redeemed             (28,054,649)   (794,195,326)   (40,780,035) (1,049,004,305)
--------------------------------------------------------------------------------
Net Increase
(Decrease)           (16,948,833)  $(479,492,384)     3,775,509 $   100,186,840
================================================================================

5.   FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in US companies and securities issued by the US Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting, lower trading volume, delayed settlements and greater market volatility, the


--------------------------------------------------------------------------------
                                       39

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholdings on dividends paid to the Fund), war, seizure, political and social instability, and diplomatic developments.

6.   SECURITIES LENDING

     The Fund may lend securities to brokers, dealers and other financial organizations to earn additional income. Each security out on loan is collateralized with segregated assets held with the borrower in an amount equal to or greater than the current market value of the loaned securities. At September 30, 2006, the Fund did not have any securities out on loan and did not have any segregated assets with the Fund's custodian.

7.   NEW ACCOUNTING PRONOUNCEMENTS

     In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 ("FIN 48") was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets and results of operations.

     In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact of the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

8.   PORTFOLIO INFORMATION

     The Company files the Fund's schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company's Form N-Q is available (1) on the SEC's website at http://www.sec.gov; (2) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC; or (3) by calling the Fund at 1-800-432-4789. Information regarding the operation of the PRR may be obtained by calling 1-202-551-8090.

--------------------------------------------------------------------------------
                                       40

                                [GRAPHIC OMITTED]
                                    WORLD ART
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

9.   PROXY VOTING INFORMATION

     The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Fund are included in the Company's Statement of Additional Information, which is available without charge and upon request by calling the Fund at 1-800-432-4789. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at http://www.sec.gov.

10.  ADVISORY AGREEMENT

     On May 25, 2006, the Company's Board of Directors (the "Board"), including a majority of the Independent Directors, approved the renewal of the Fund's Advisory Agreement with Tweedy, Browne for an additional one-year term. In considering whether to approve the continuance of the Advisory Agreement, the Board reviewed materials provided for its evaluation, and the Independent Directors were advised by independent legal counsel with respect to these and other relevant matters. The information, material factors and conclusions that formed the basis for the Board's approval are described below.

     A. INFORMATION RECEIVED

     During the course of each year, the Independent Directors receive a wide variety of materials relating to the services provided by Tweedy, Browne. In considering whether to approve the renewal of the Advisory Agreement, the Board reviewed reports on the Fund's investment results, portfolio composition, portfolio trading practices and shareholder services, as well as other information relating to the nature, extent and quality of services provided by Tweedy, Browne to the Fund. In addition, the Board reviewed supplementary information, including comparative industry data with regard to advisory fees and expenses, financial and profitability information regarding Tweedy, Browne, and information about the personnel providing investment management and administrative services to the Fund.

     In addition to reviewing and evaluating the list of materials described above, the Independent Directors also received assistance and advice regarding legal and industry standards from independent counsel to the Independent Directors. In deciding to recommend the renewal of the Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

--------------------------------------------------------------------------------
                                       41

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     B. NATURE, EXTENT AND QUALITY OF SERVICES

     The Board reviewed materials concerning the depth and quality of Tweedy, Browne's investment management process. The Board considered a variety of "behind the scenes" services provided by Tweedy, Browne to the Fund, including significant involvement in monitoring and oversight functions, as well as the preparation of various regulatory filings for the Fund. In addition, the Board noted that Tweedy, Browne provides a wide variety of administrative services not otherwise provided by third parties and generally assisted the Fund in the conduct of its business. In considering Tweedy, Browne's services to both managing the Fund's portfolios and overseeing all aspects of the Fund's business, the Board concluded that Tweedy, Browne was providing essential services to the Fund. Ultimately, the Board concluded that the nature, extent and quality of the services provided by Tweedy, Browne have benefited and will continue to benefit the Fund and its shareholders.

     C. INVESTMENT PERFORMANCE

     The Board examined both the short-term and long-term investment performance of the Fund, both in absolute terms and relative to the various benchmarks against which the Fund was compared. After reviewing the Fund's performance to its benchmark indices over various periods of time, the Board concluded that it was satisfied with the Fund's performance, and further concluded that Tweedy, Browne's performance record in managing the Fund warranted the continuation of the Advisory Agreement.

     D. ADVISORY FEES AND TOTAL EXPENSES

     The Board reviewed the advisory fees and total expenses of the Fund. In so doing, the Board compared such amounts with the average fee and expense levels of funds pursuing comparable investment objectives. In considering comparative fee data, the Board reviewed the expense ratios for the Fund alongside those of its direct competitors and of its relevant category averages. After reviewing this fee data, together with the Board's observation that Tweedy, Browne provided a high level of integrity and service to the Fund's shareholders, the Board determined that the fees charged under the Advisory Agreement are fair and reasonable and that the Fund's shareholders received value in return for the advisory fees paid to Tweedy, Browne by the Fund.

--------------------------------------------------------------------------------
                                       42

                                [GRAPHIC OMITTED]
                                    WORLD ART
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     E. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

     The Board reviewed information regarding Tweedy, Browne's costs of providing services to the Fund, as well as the resulting level of profits to Tweedy, Browne. In so doing, the Board reviewed materials relating to Tweedy, Browne's financial condition and reviewed the wide variety of services performed for the Fund. The Board also noted that Tweedy, Browne had absorbed the entire expense of the Fund's Chief Compliance Officer since her appointment in June 2004. The Board reviewed profitability data provided by Tweedy, Browne with respect to Tweedy, Browne's relationship with the Company as a whole, and with the Fund separately.

     The Board considered Tweedy, Browne's research process and, in particular, Tweedy, Browne's extensive research with regard to foreign securities. The Board also noted that a result of Tweedy, Browne's focus on smaller market capitalization issues, its cost of research per dollar of assets under management is likely to be higher than it would be for an investment adviser that invests concentrated positions and/or only in larger market capitalization companies with broad analyst coverage. The Board noted that this research process is likely not conducive to economies of scale that would be potentially realizable in the management of large pools of capital invested in large market capitalization stocks. The Board concluded that Tweedy, Browne's profitability from its client relationships, including its relationship with the Fund, is reasonable.

     F. ANCILLARY BENEFITS

     The Board considered other benefits received by Tweedy, Browne as a result of its relationship with the Fund, including minor benefits derived by Tweedy, Browne from "soft dollar" arrangements with broker-dealers. In particular, the Board considered materials concerning Tweedy, Browne's brokerage allocation policies, noting that while Tweedy, Browne receives nominal research benefits provided by broker-dealers executing portfolio transactions on behalf of the Fund, with one exception it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

--------------------------------------------------------------------------------
                                       43

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     G. CONCLUSION

     Based on its review, including consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Fund by Tweedy, Browne continued to be excellent and favored renewal of the Advisory Agreement. The Board concluded that the Advisory Agreement continued to be fair and reasonable to the Fund and its shareholders, that the Fund's shareholders received reasonable value in return for the advisory fees and other amounts paid to Tweedy, Browne by the Fund, and that the renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

11. EXPENSE  INFORMATION

     A shareholder of the Fund incurs two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand their ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2006 to September 30, 2006.

     ACTUAL EXPENSES The first line of the table on the following page provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder's account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses paid during this period.

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Fund for the period. This information may be used to compare the ongoing costs of investing in the Fund and other funds. To do so,

--------------------------------------------------------------------------------
                                       44

                                [GRAPHIC OMITTED]
                                    WORLD ART
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please note that the expenses shown in the table below are meant to highlight a shareholder's ongoing costs only and do not reflect redemption fees. Redemptions from the Fund, including exchange redemptions, within 60 days of purchase are subject to a redemption fee equal to 2% of the redemption proceeds, which will be retained by the Fund. There are no other transactional expenses associated with the purchase and sale of shares charged by the Fund, such as commissions, sales loads and/or redemption fees on shares held longer than 60 days. Other mutual funds may have such transactional charges.

     Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds. In addition, if redemption fees were included, shareholder's costs would have been higher.


                                  BEGINNING             ENDING      EXPENSES PAID DURING
                                 ACCOUNT VALUE      ACCOUNT VALUE        PERIOD*
                                    4/1/06             9/30/06       4/1/06-9/30/06
----------------------------------------------------------------------------------------
Actual                             $1,000              $1,027            $6.96
----------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)        $1,000              $1,018            $6.93
----------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.37%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183 DAYS IN THE MOST RECENT FISCAL HALF-YEAR, DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------
                                       45

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
September 30, 2006 (Unaudited)

                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
   --------                                                           --------

              COMMON STOCK - DOMESTIC--67.6%
              AUTOMOTIVE PARTS--0.5%
      55,000  Dollar Thrifty Automotive Group Inc. + ...........  $   2,451,350
                                                                  -------------
              BANKING--12.3%
     213,245  Bank of America Corporation ......................     11,423,535
     306,169  PNC Financial Services Group Inc. ................     22,178,882
     503,000  Popular Inc. .....................................      9,778,320
     620,600  Wells Fargo & Company ............................     22,453,308
                                                                  -------------
                                                                     65,834,045
                                                                  -------------
              BASIC INDUSTRIES--2.8%
     234,875  Gorman-Rupp Company ..............................      7,680,413
     185,088  Rayonier Inc., REIT ..............................      6,996,326
                                                                  -------------
                                                                     14,676,739
                                                                  -------------
              BROADCAST, RADIO AND TV--4.4%
     639,060  Comcast Corporation, Special Class A + ...........     23,523,799
                                                                  -------------
              CHEMICALS--0.2%
      39,535  Stepan Company ...................................      1,155,608
                                                                  -------------
              COMPUTER SERVICES--0.7%
     153,974  Electronic Data Systems Corporation ..............      3,775,442
                                                                  -------------
              CONSUMER SERVICES--0.7%
     294,378  ProQuest Company + ...............................      3,832,801
                                                                  -------------
              DIVERSIFIED FINANCIAL SERVICES--13.4%
     337,358  American Express Company .........................     18,919,037
     544,736  Federated Investors Inc., Class B ................     18,417,524
     268,515  Freddie Mac ......................................     17,810,600
     269,500  MBIA Inc. ........................................     16,558,080
                                                                  -------------
                                                                     71,705,241
                                                                  -------------
              ENERGY--0.1%
      10,000  ConocoPhillips ...................................        595,300
                                                                  -------------
              FOOD AND BEVERAGES--0.1%
      15,200  Anheuser-Busch Companies, Inc. ...................        722,152
                                                                  -------------
              HEALTH CARE--1.4%
      59,500  Bausch & Lomb, Inc. ..............................      2,982,735
      69,124  Johnson & Johnson ................................      4,488,912
                                                                  -------------
                                                                      7,471,647
                                                                  -------------

-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       46

                               [GRAPHIC OMITTED]
                                   WORLD ART
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
September 30, 2006 (Unaudited)

                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
   --------                                                           --------

              COMMON STOCK - DOMESTIC
              INSURANCE--20.7%
     293,361  American International Group, Inc. ...............  $  19,438,100
     109,029  American National Insurance Company ..............     12,636,461
     485,285  Great American Financial Resources Inc. ..........     10,157,015
     357,000  Leucadia National Corporation ....................      9,342,690
      74,725  National Western Life Insurance Company, Class A .     17,178,530
     253,376  Torchmark Corporation ............................     15,990,559
     429,175  Transatlantic Holdings Inc. ......................     25,926,462
                                                                  -------------
                                                                    110,669,817
                                                                  -------------
              MEDIA--2.2%
     895,545  Sun-Times Media Group Inc., Class A ..............      5,892,686
     174,005  Tribune Company ..................................      5,693,444
                                                                  -------------
                                                                     11,586,130
                                                                  -------------
              PHARMACEUTICALS--3.1%
     588,510  Pfizer Inc. ......................................     16,690,144
                                                                  -------------
              REAL ESTATE--0.3%
      55,225  Ramco-Gershenson Properties Trust, REIT ..........      1,764,439
                                                                  -------------
              RETAIL--4.0%
     251,579  UniFirst Corporation .............................      7,859,328
     276,425  Wal-Mart Stores, Inc. ............................     13,633,281
                                                                  -------------
                                                                     21,492,609
                                                                  -------------
              TELECOMMUNICATIONS--0.7%
      93,600  Commonwealth Telephone Enterprises Inc. ..........      3,859,128
                                                                  -------------

              TOTAL COMMON STOCK - DOMESTIC
              (COST $185,979,551) ..............................    361,806,391
                                                                  -------------

              COMMON STOCK - FOREIGN--20.6%
              FRANCE--1.8%
     220,000  Sanofi-Aventis, ADR ..............................      9,783,400
                                                                  -------------
              JAPAN--0.1%
      35,300  Shikoku Coca-Cola Bottling Company Ltd. ..........        424,862
                                                                  -------------
              NETHERLANDS--8.1%
     389,179  ABN AMRO Holding NV, Sponsored ADR ...............     11,371,811
     608,000  Heineken Holding NV ..............................     23,868,055
     323,571  Unilever NV, ADR .................................      7,940,432
                                                                  -------------
                                                                     43,180,298
                                                                  -------------

-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       47

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
September 30, 2006 (Unaudited)

                                                                       MARKET
                                                                        VALUE
    SHARES                                                            (NOTE 1)
   --------                                                           --------

              COMMON STOCK - FOREIGN
              SWITZERLAND--5.5%
     337,400  Nestle SA, Registered, Sponsored ADR .............  $  29,328,596
                                                                  -------------
              UNITED KINGDOM--5.1%
     276,000  Diageo PLC, Sponsored ADR ........................     19,607,040
     308,880  Unilever PLC, Sponsored ADR ......................      7,663,313
                                                                  -------------
                                                                     27,270,353
                                                                  -------------
              TOTAL COMMON STOCK - FOREIGN
              (COST $55,849,935) ...............................    109,987,509
                                                                  -------------
     FACE
     VALUE
   --------

              U.S. TREASURY BILLS--0.7%
$  1,500,000  5.004% ** due 11/24/06 ++ ........................      1,489,550
   2,500,000  5.163% ** due 2/22/07 ++ .........................      2,452,185
                                                                  -------------

              TOTAL U.S. TREASURY BILLS
              (COST $3,939,516) ................................      3,941,735
                                                                  -------------

              REPURCHASE AGREEMENT--11.2%
              (COST $59,948,000)
  59,948,000  Agreement with UBS Warburg LLC, 5.000% dated 9/29/06, to be repurchased at $59,972,978 on 10/2/06, collateralized by $53,293,000 U.S. Treasury Bonds, 12.000% and 6.125% due
              8/15/13 and 8/15/29, respectively
              (market value $61,148,089) .......................     59,948,000
                                                                  -------------
TOTAL INVESTMENTS (COST $305,717,002*) .................  100.1%    535,683,635
UNREALIZED DEPRECIATION ON FORWARD
  CONTRACTS (NET) ......................................   (0.1)       (725,235)
OTHER ASSETS AND LIABILITIES (NET) .....................    0.0          11,926
                                                          -----   -------------
NET ASSETS .............................................  100.0%  $ 534,970,326
                                                          =====   =============
---------------------
 *      AGGREGATE COST FOR FEDERAL TAX PURPOSES.
**      RATE REPRESENTS ANNUALIZED YIELD AT DATE OF PURCHASE.
 +      NON-INCOME PRODUCING SECURITY.
++ AT SEPTEMBER 30, 2006, LIQUID ASSETS TOTALING $3,941,735 HAVE BEEN DESIGNATED AS COLLATERAL FOR OPEN FORWARD CONTRACTS.

ABBREVIATIONS:
ADR-AMERICAN DEPOSITORY RECEIPT.
REIT-REAL ESTATE INVESTMENT TRUST.


-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       48

                               [GRAPHIC OMITTED]
                                   WORLD ART
--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
September 30, 2006 (Unaudited)

                                [GRAPHIC OMITTED]
             EDGAR REPRESENTATION OF DATA POINTS IN PRINTED GRAPHIC

Automotive Parts-1%
Banking-14%
Basic Industries-3%
Broadcast, Radio and TV-4%
Computer Services-1%
Consumer Services-1%
Diviersified Financial Services-13%
Food and Beverages-17%
Health Care-1%
Insurance-21%
Media-2%
Pharmaceuticals-5%
Retail-4%
Telecommunications-1%
Cash Equivalents and Net Other Assets-12%

Chemicals-0%+
Energy-0%+
Real Estate-0%+

+ Amount represents less than 1% of net assets


-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       49

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
SCHEDULE OF FORWARD EXCHANGE CONTRACTS
September 30, 2006 (Unaudited)
                                                      CONTRACT         MARKET
                                                       VALUE            VALUE
CONTRACTS                                               DATE          (NOTE 1)
---------                                             --------        --------
FORWARD  EXCHANGE CONTRACTS TO SELL
     3,000,000  European Union Euro ................  11/13/06  $    (3,810,056)
     2,500,000  European Union Euro ................  11/28/06       (3,177,710)
       750,000  European Union Euro ................   1/12/07         (955,340)
     2,500,000  European Union Euro ................   1/19/07       (3,185,442)
     1,300,000  European Union Euro ................   2/26/07       (1,659,185)
       900,000  European Union Euro ................   7/10/07       (1,154,417)
     7,200,000  European Union Euro ................   7/18/07       (9,237,949)
     1,500,000  European Union Euro ................   8/28/07       (1,927,371)
     6,000,000  European Union Euro ................   10/4/07       (7,719,216)
     4,400,000  Great Britain Pound Sterling .......   4/19/07       (8,229,440)
     2,500,000  Great Britain Pound Sterling .......    5/9/07       (4,675,653)
    43,000,000  Japanese Yen .......................    8/9/07         (379,332)
     2,000,000  Swiss Franc ........................   1/23/07       (1,613,084)
     4,000,000  Swiss Franc ........................   2/26/07       (3,236,044)
     1,000,000  Swiss Franc ........................   4/12/07         (812,165)
     3,500,000  Swiss Franc ........................    5/9/07       (2,848,649)
     2,500,000  Swiss Franc ........................   7/18/07       (2,046,088)
     2,000,000  Swiss Franc ........................   8/28/07       (1,642,237)
     3,000,000  Swiss Franc ........................   10/4/07       (2,470,346)
                                                                ---------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $60,054,489) ......................            $   (60,779,724)
                                                                ===============

-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       50

                                [GRAPHIC OMITTED]
                                NORTH AMERICA ART
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
September 30, 2006 (Unaudited)

ASSETS
   Investments, at value (Cost $305,717,002) (Note 1)
      Securities ..........................................................  $  475,735,635
      Repurchase Agreement ................................................      59,948,000
                                                                             --------------
   Total Investments ......................................................     535,683,635
   Cash and foreign currency (Cost $179) ..................................             180
   Dividends and interest receivable ......................................         664,565
   Receivable for Fund shares sold ........................................          34,830
   Prepaid expense ........................................................          10,379
                                                                             --------------
      TOTAL ASSETS ........................................................     536,393,589
                                                                             --------------

LIABILITIES
   Net unrealized depreciation of forward exchange contracts
      (Note 1) .............................................  $    725,235
   Investment advisory fee payable (Note 2) ................       343,189
   Payable for Fund shares redeemed ........................       274,796
   Transfer agent fees payable (Note 2) ....................        48,607
   Administration and accounting fees payable (Note 2) .....        12,546
   Custodian fees payable (Note 2) .........................         6,245
   Accrued expenses and other payables .....................        12,645
                                                              ------------
      TOTAL LIABILITIES ...................................................       1,423,263
                                                                             --------------
NET ASSETS ................................................................  $  534,970,326
                                                                             ==============

NET ASSETS CONSIST OF
   Undistributed net investment income ....................................  $    4,296,126
   Accumulated net realized gain on securities, forward exchange
      contracts and foreign currencies ....................................      42,395,148
   Net unrealized appreciation of securities, forward exchange contracts,
      foreign currencies and net other assets .............................     229,241,372
   Par value ..............................................................           2,092
   Paid-in capital in excess of par value .................................     259,035,588
                                                                             --------------
      TOTAL NET ASSETS ....................................................  $  534,970,326
                                                                             ==============

NET ASSET VALUE, offering and redemption price per share
($534,970,326/20,917,717 shares of common stock outstanding) ..............  $        25.57
                                                                             ==============

-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       51

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended September 30, 2006 (Unaudited)



INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $45,878) ...   $    5,020,358
   Interest ..................................................        1,627,463
                                                                 --------------
      TOTAL INVESTMENT INCOME ................................        6,647,821
                                                                 --------------

EXPENSES
   Investment advisory fee (Note 2) .............   $3,302,966
   Transfer agent fees (Note 2) .................      132,307
   Administration and accounting fees (Note 2) ..       76,445
   Custodian fees (Note 2) ......................       36,926
   Directors' fees and expenses (Note 2) ........       30,014
   Legal and audit fees .........................       16,443
   Other ........................................       34,436
                                                    ----------
      TOTAL EXPENSES .........................................        3,629,537
                                                                 --------------
NET INVESTMENT INCOME ........................................        3,018,284
                                                                 --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
(Notes 1 and 3):
   Net realized gain (loss) on:
      Securities .............................................       26,193,337
      Forward exchange contracts .............................          421,100
      Foreign currencies and net other assets ................            3,746
                                                                 --------------
   Net realized gain on investments during the period ........       26,618,183
                                                                 --------------
   Net unrealized appreciation (depreciation) of:
      Securities .............................................          420,594
      Forward exchange contracts .............................       (2,641,156)
      Foreign currencies and net other assets ................                5
                                                                 --------------
   Net unrealized depreciation of investments during the period      (2,220,557)
                                                                 --------------
NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS ..................................................       24,397,626
                                                                 --------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS ...................................................   $   27,415,910
                                                                 ==============

-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       52

                                [GRAPHIC OMITTED]
                                NORTH AMERICA ART
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                               SIX MONTHS ENDED
                                                                   9/30/2006             YEAR ENDED
                                                                  (UNAUDITED)            3/31/2006
                                                                --------------        --------------
Net investment income ........................................  $   3,018,284         $   6,531,735
Net realized gain on securities, forward exchange
   contracts and currency transactions during the period .....     26,618,183            33,713,517
Net unrealized appreciation (depreciation) of securities,
   forward exchange contracts, foreign currencies and net
   other assets during the period ............................     (2,220,557)            3,177,425
                                                                -------------          ------------
Net increase in net assets resulting from operations .........     27,415,910            43,422,677

DISTRIBUTIONS:
   Dividends to shareholders from net investment income ......              -            (7,557,544)
   Distributions to shareholders from net realized gain
      on investments .........................................              -           (42,642,868)
Net decrease in net assets from Fund share transactions ......    (40,614,640)         (104,130,103)
                                                                -------------          ------------
Net decrease in net assets ...................................    (13,198,730)         (110,907,838)
NET ASSETS
Beginning of period ..........................................    548,169,056           659,076,894
                                                                -------------          ------------
End of period (including undistributed net investment
   income of $4,296,126 and $1,277,842, respectively) ........  $ 534,970,326          $548,169,056
                                                                =============          ============


-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       53

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
For a Fund share outstanding throughout each period.


                                                 SIX MONTHS
                                                   ENDED       YEAR       YEAR       YEAR        YEAR        YEAR
                                                  9/30/06      ENDED      ENDED      ENDED      ENDED        ENDED
                                                (UNAUDITED)   3/31/06    3/31/05    3/31/04    3/31/03     3/31/02
                                                ----------    -------    -------    -------    -------     -------
Net asset value, beginning of period .........   $24.27       $24.67     $24.38     $18.53     $24.08      $23.95
                                                 ------       ------     ------     ------     ------      ------
Income from investment operations:
Net investment income ........................     0.15         0.30(b)    0.35(c)    0.27       0.13        0.06
Net realized and unrealized gain
  (loss) on investments ......................     1.15         1.49       0.69       5.68      (5.21)       1.05
                                                 ------       ------     ------     ------     ------      ------
     Total from investment
       operations ............................     1.30         1.79       1.04       5.95      (5.08)       1.11
                                                 ------       ------     ------     ------     ------      ------
DISTRIBUTIONS:
  Dividends from net investment
    income ...................................       --        (0.33)     (0.39)     (0.10)     (0.10)      (0.08)
  Distributions from net realized
    gains ....................................       --        (1.86)     (0.36)        --      (0.37)      (0.90)
                                                 ------       ------     ------     ------     ------      ------
    Total distributions ......................       --        (2.19)     (0.75)     (0.10)     (0.47)      (0.98)
                                                 ------       ------     ------     ------     ------      ------
Net asset value, end of period ...............   $25.57       $24.27     $24.67     $24.38     $18.53      $24.08
                                                 ======       ======     ======     ======     ======      ======
Total return (a) .............................     5.36%        7.41%      4.18%     32.13%    (21.16)%      4.75%
                                                 ======       ======     ======     ======     ======      ======
Ratios/Supplemental Data:
Net assets, end of period (in 000s) .......... $534,970     $548,169   $659,077   $728,668   $659,884    $971,230
Ratio of operating expenses to
  average net assets .........................    1.37%(d)     1.36%      1.37%      1.38%      1.36%       1.36%
Ratio of net investment income
  to average net assets ......................    1.14%(d)     1.08%(b)   1.30%(c)   1.09%      0.59%       0.23%
Portfolio turnover rate ......................       2%           9%         4%         3%         8%          6%

------------
(a) Total return represents aggregate total return for the periods indicated.
(b) For year ended 03/31/06, investment income per share reflects a special dividend which amounted to $0.05 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.88% per share.
(c) For year ended 3/31/05, investment income per share reflects a special dividend which amounted to $0.22 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.45% per share.
(d) Annualized.

-----------------------SEE NOTES TO FINANCIAL STATEMENTS------------------------
                                       54

                                [GRAPHIC OMITTED]
                                NORTH AMERICA ART
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES

     Tweedy, Browne American Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the United States ("US") Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on December 8, 1993. The preparation of financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a US national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last sale price prior to the close of regular trading on the principal exchange or system for such security or asset or, if applicable, the NASDAQ Official Closing Price ("NOCP"). Portfolio securities and other assets, which are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading. Securities and other assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued at fair value as determined by the Investment Adviser under the direction of the Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sales price does not reflect current market value at the time of valuing the Fund's asset due to developments since such last price) may be valued at fair value if the Investment Adviser concluded that fair valuation will likely result in a more accurate net asset valuation. Debt securities purchased with a remaining maturity of 60 days or more are valued through pricing obtained by pricing

--------------------------------------------------------------------------------
                                       55

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

services approved by the Fund's Board of Directors. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Investment Adviser.

     REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund acquires an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral held on behalf of the Fund is at all times at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     FOREIGN CURRENCY The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

--------------------------------------------------------------------------------
                                       56

                                [GRAPHIC OMITTED]
                                NORTH AMERICA ART
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

     The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "special dividends" and the impact of these dividends to net investment income per share is presented in the financial highlights. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds on behalf of the Fund where available.

     Tweedy, Browne Company LLC is reimbursed by the Fund for the cost of settling transactions in US securities for the Fund through its clearing broker. For the six months ended September 30, 2006 the Fund reimbursed Tweedy, Browne Company LLC $1,096 for such transaction charges.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain

--------------------------------------------------------------------------------
                                       57

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from the standards of the PCAOB. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     FEDERAL INCOME TAXES The Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     EXPENSES Expenses directly attributable to the Fund as a diversified series of the Company are charged to the Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable methods of allocation.

2. INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS AND ADMINISTRATION FEE
     The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne" or the "Investment Adviser"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of the Fund's average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the six months ended September 30, 2006, Tweedy, Browne received $3,302,966.

     The current and retired managing directors and their families, as well as employees of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $46.1 million of their own money invested in the Fund, as of September 30, 2006.

     The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with PFPC Inc. (the "Administrator"), an indirect, majority-owned subsidiary of The PNC

--------------------------------------------------------------------------------
                                       58

                                [GRAPHIC OMITTED]
                                NORTH AMERICA ART
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Financial Services Group, Inc. Under the Administration Agreement, the Company pays the Administrator an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the aggregate average daily net assets of the Fund and the Tweedy, Browne Global Value Fund, allocated according to each Fund's net assets:

------------------------------------------------------------------------------------------------
                                                 BETWEEN           BETWEEN
                                              $500 MILLION        $1 BILLION
                                UP TO              AND                AND          EXCEEDING
                             $500 MILLION      $1 BILLION         $4 BILLION       $4 BILLION
------------------------------------------------------------------------------------------------
Administration Fees             0.06%             0.04%              0.02%            0.015%
================================================================================================

------------------------------------------------------------------------------------------------
                                                 BETWEEN           BETWEEN
                                              $500 MILLION        $1 BILLION
                                UP TO              AND                AND          EXCEEDING
                             $500 MILLION      $1 BILLION         $4 BILLION       $4 BILLION
------------------------------------------------------------------------------------------------
Accounting Fees                 0.03%             0.01%              0.0075%          0.006%
================================================================================================

     No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Non-Interested Director $75,000 annually to be paid quarterly in $18,750 increments plus out-of-pocket expenses for their services as directors. The annual fee of $75,000 paid to each Non-Interested Director is divided proportionately between the Fund and the Tweedy, Browne Global Value Fund. The current allocation ratio is 20% of the annual fee paid by the Fund and 80% paid by Tweedy, Browne Global Value Fund. Total Directors' fees paid by the Fund for the six months ended September 30, 2006, excluding any out-of-pocket expenses, were $30,000.

     Mellon Trust of New England, N.A. ("MTONE"), an indirect, wholly-owned subsidiary of Mellon Financial Corporation, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). PFPC Inc. serves as the Fund's transfer agent. Tweedy, Browne serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

--------------------------------------------------------------------------------
                                       59

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.   SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended September 30, 2006, aggregated $11,096,663and $47,969,318, respectively.

     At September 30, 2006, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $237,425,587 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,458,954.

4.   CAPITAL STOCK

     The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 400,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

--------------------------------------------------------------------------------
                     SIX MONTHS ENDED 9/30/06           YEAR ENDED 3/31/06
                        SHARES        AMOUNT           SHARES         AMOUNT
--------------------------------------------------------------------------------
Sold                    338,611   $   8,243,537        808,902   $  19,954,116
Reinvested                   --              --      1,926,006      45,973,770
Redeemed             (2,006,860)    (48,858,177)    (6,864,632)   (170,057,989)
--------------------------------------------------------------------------------
Net Decrease         (1,668,249)  $ (40,614,640)    (4,129,724)  $(104,130,103)
================================================================================

5.   FOREIGN SECURITIES

     Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in US companies and securities issued by the US Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholdings on dividends paid to the Fund), war, seizure, political and social instability, and diplomatic developments.

--------------------------------------------------------------------------------
                                       60

                                [GRAPHIC OMITTED]
                                NORTH AMERICA ART
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6.   SECURITIES LENDING

     The Fund may lend securities to brokers, dealers and other financial organizations to earn additional income. Each security out on loan is collateralized with segregated assets held with the borrower in an amount equal to or greater than the current market value of the loaned securities. At September 30, 2006, the Fund did not have any securities out on loan and did not have any segregated assets with the Fund's custodian.

7.   NEW ACCOUNTING PRONOUNCEMENTS

     In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 ("FIN 48") was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Funds' net assets and results of operations.

     In addition, in September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements ("SFAS 157") was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

8.   PORTFOLIO INFORMATION

     The Company files the Fund's schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company's Form N-Q is available (1) on the SEC's website at http://www.sec.gov; (2) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC; or (3) by calling the Fund at 1-800-432-4789. Information regarding the operation of the PRR may be obtained by calling 1-202-551-8090.

9.   PROXY VOTING INFORMATION

     The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Fund are included in

--------------------------------------------------------------------------------
                                       61

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

the Company's Statement of Additional Information, which is available without charge and upon request by calling the Fund at 1-800-432-4789. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at http://www.sec.gov.

10.  ADVISORY AGREEMENT

     On May 25, 2006, the Company's Board of Directors (the "Board"), including a majority of the Independent Directors, approved the renewal of the Fund's Advisory Agreement with Tweedy, Browne for an additional one-year term. In considering whether to approve the continuance of the Advisory Agreement, the Board reviewed materials provided for its evaluation, and the Independent Directors were advised by independent legal counsel with respect to these and other relevant matters. The information, material factors and conclusions that formed the basis for the Board's approval are described below.

     A. INFORMATION RECEIVED

     During the course of each year, the Independent Directors receive a wide variety of materials relating to the services provided by Tweedy, Browne. In considering whether to approve the renewal of the Advisory Agreement, the Board reviewed reports on the Fund's investment results, portfolio composition, portfolio trading practices and shareholder services, as well as other information relating to the nature, extent and quality of services provided by Tweedy, Browne to the Fund. In addition, the Board reviewed supplementary information, including comparative industry data with regard to advisory fees and expenses, financial and profitability information regarding Tweedy, Browne, and information about the personnel providing investment management and administrative services to the Fund.

     In addition to reviewing and evaluating the list of materials described above, the Independent Directors also received assistance and advice regarding legal and industry standards from independent counsel to the Independent Directors. In deciding to recommend the renewal of the Advisory Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. This summary describes the most important, but not all, of the factors considered by the Board.

--------------------------------------------------------------------------------
                                       62

                                [GRAPHIC OMITTED]
                                NORTH AMERICA ART
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     B. NATURE, EXTENT AND QUALITY OF SERVICES

     The Board reviewed materials concerning the depth and quality of Tweedy, Browne's investment management process. The Board considered a variety of "behind the scenes" services provided by Tweedy, Browne to the Fund, including significant involvement in monitoring and oversight functions, as well as the preparation of various regulatory filings for the Fund. In addition, the Board noted that Tweedy, Browne provides a wide variety of administrative services not otherwise provided by third parties and generally assisted the Fund in the conduct of its business. In considering Tweedy, Browne's services to both managing the Fund's portfolios and overseeing all aspects of the Fund's business, the Board concluded that Tweedy, Browne was providing essential services to the Fund. Ultimately, the Board concluded that the nature, extent and quality of the services provided by Tweedy, Browne have benefited and will continue to benefit the Fund and its shareholders.

     C. INVESTMENT PERFORMANCE

     The Board examined both the short-term and long-term investment performance of the Fund, both in absolute terms and relative to the various benchmarks against which the Fund was compared. After reviewing the Fund's performance to its benchmark indices over various periods of time, the Board concluded that it was satisfied with the Fund's performance, and further concluded that Tweedy, Browne's performance record in managing the Fund warranted the continuation of the Advisory Agreement.

     D. ADVISORY FEES AND TOTAL EXPENSES

     The Board reviewed the advisory fees and total expenses of the Fund. In so doing, the Board compared such amounts with the average fee and expense levels of funds pursuing comparable investment objectives. In considering comparative fee data, the Board reviewed the expense ratios for the Fund alongside those of its direct competitors and of its relevant category averages. After reviewing this fee data, together with the Board's observation that Tweedy, Browne provided a high level of integrity and service to the Fund's shareholders, the Board determined that the fees charged under the Advisory Agreement are fair and reasonable and that the Fund's shareholders received value in return for the advisory fees paid to Tweedy, Browne by the Fund.

--------------------------------------------------------------------------------
                                       63

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     E. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

     The Board reviewed information regarding Tweedy, Browne's costs of providing services to the Fund, as well as the resulting level of profits to Tweedy, Browne. In so doing, the Board reviewed materials relating to Tweedy, Browne's financial condition and reviewed the wide variety of services performed for the Fund. The Board also noted that Tweedy, Browne had absorbed the entire expense of the Fund's Chief Compliance Officer since her appointment in June 2004. The Board reviewed profitability data provided by Tweedy, Browne with respect to Tweedy, Browne's relationship with the Company as a whole, and with the Fund separately.

     The Board considered Tweedy, Browne's research process and, in particular, Tweedy, Browne's extensive research with regard to foreign securities. The Board also noted that a result of Tweedy, Browne's focus on smaller market capitalization issues, its cost of research per dollar of assets under management is likely to be higher than it would be for an investment adviser that invests concentrated positions and/or only in larger market capitalization companies with broad analyst coverage. The Board noted that this research process is likely not conducive to economies of scale that would be potentially realizable in the management of large pools of capital invested in large market capitalization stocks. The Board concluded that Tweedy, Browne's profitability from its client relationships, including its relationship with the Fund, is reasonable.

     F. ANCILLARY BENEFITS

     The Board considered other benefits received by Tweedy, Browne as a result of its relationship with the Fund, including minor benefits derived by Tweedy, Browne from "soft dollar" arrangements with broker-dealers. In particular, the Board considered materials concerning Tweedy, Browne's brokerage allocation policies, noting that while Tweedy, Browne receives nominal research benefits provided by broker-dealers executing portfolio transactions on behalf of the Fund, with one exception it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

--------------------------------------------------------------------------------
                                       64

                                [GRAPHIC OMITTED]
                                NORTH AMERICA ART
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

     G. CONCLUSION

     Based on its review, including consideration of each of the factors referred to above, the Board concluded that the nature, extent and quality of the services rendered to the Fund by Tweedy, Browne continued to be excellent and favored renewal of the Advisory Agreement. The Board concluded that the Advisory Agreement continued to be fair and reasonable to the Fund and its shareholders, that the Fund's shareholders received reasonable value in return for the advisory fees and other amounts paid to Tweedy, Browne by the Fund, and that the renewal of the Advisory Agreement was in the best interests of the Fund and its shareholders.

11.  EXPENSE  INFORMATION

     A shareholder of the Fund incurs two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The Example below is intended to help a shareholder understand their ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of April 1, 2006 to September 30, 2006.

     ACTUAL EXPENSES The first line of the table on the following page provides information about actual account values and actual expenses. The information in this line may be used with the amount a shareholder invested to estimate the expenses that were paid by the shareholder over the period. Simply divide the shareholder's account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses paid during this period.

     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by the shareholder of the Fund for the period. This information may be used to compare the ongoing costs of investing in the Fund and other funds. To do so,

--------------------------------------------------------------------------------
                                       65

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

     Please  note  that the  expenses  shown in the  table  below  are  meant to
highlight  a   shareholder's   ongoing  costs  only.   The  Fund  has  no  other
transactional cost such as commissions.

     Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help a shareholder determine the relative total costs of owning different funds, some of which may charge transactional fees, such as commissions, sales loads and/or redemption fees.


                                  BEGINNING             ENDING      EXPENSES PAID DURING
                                 ACCOUNT VALUE      ACCOUNT VALUE        PERIOD*
                                    4/1/06             9/30/06       4/1/06-9/30/06
----------------------------------------------------------------------------------------
Actual                              $1,000             $1,054              $7.05
----------------------------------------------------------------------------------------
Hypothetical
(5% return before expenses)         $1,000             $1,018              $6.93
----------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO OF 1.37%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 183 DAYS IN THE MOST RECENT FISCAL HALF-YEAR, DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

12.  SUBSEQUENT EVENT

     At the September 13, 2006 meeting of the Board of Directors of the Company, the members of the Board voted unanimously to eliminate certain investment restrictions of the Fund, and to change the name of the Fund to the Tweedy, Browne Value Fund. Pursuant to notices previously provided to shareholders of the Fund, these changes will be effective as of December 12, 2006.

     The Fund is currently required to invest at least 80% of its assets in U.S. issuers (the "80% Requirement"). Effective as of December 12, 2006, the 80% Requirement will terminate and the Fund will transition to its new strategy of investing in U.S. and foreign securities that the Adviser believes are undervalued. For the time being and subject to change by management at any time, the Fund anticipates that it will invest no less than 50% of its net assets in securities of U.S. issuers. A U.S. issuer may include any company that is organized under the laws of the U.S. or its possessions or a majority of whose assets or revenues are, in the good faith judgement of Fund management, attributable to operations within the U.S.

--------------------------------------------------------------------------------
                                       66

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

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

                            TWEEDY, BROWNE FUND INC.
                       350 Park Avenue, New York, NY 10022
                                  800-432-4789
                                 www.tweedy.com

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications  pursuant to Rule  30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant  to Rule  30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) TWEEDY, BROWNE FUND INC.
            --------------------------------------------------------------------

By (Signature and Title)*  /S/ CHRISTOPHER H. BROWNE
                         -------------------------------------------------------
                           Christopher H. Browne, President
                           (principal executive officer)

Date              NOVEMBER 28, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ CHRISTOPHER H. BROWNE
                         -------------------------------------------------------
                           Christopher H. Browne, President
                           (principal executive officer)

Date              NOVEMBER 28, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ ROBERT Q. WYCKOFF, JR.
                         -------------------------------------------------------
                           Robert Q. Wyckoff, Jr., Treasurer
                           (principal financial officer)

Date              NOVEMBER 28, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.